                                 SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant   [X]
Filed by a Party other than the Registrant   [_]

Check the appropriate box:
[_] Preliminary Proxy Statement       [_] Confidential, For Use of the
                                          Commission Only
[X] Definitive Proxy Statement            (as permitted by Rule 14a-6(e)(2))

[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            IDX SYSTEMS CORPORATION
                ----------------------------------------------
               (Name of Registrant as Specified in Its Charter)

                ----------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box)

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
(5) Total fee paid:
--------------------------------------------------------------------------------
[_] Fee paid previously with preliminary materials:
--------------------------------------------------------------------------------
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
--------------------------------------------------------------------------------
(1) Amount previously paid:
--------------------------------------------------------------------------------
(2) Form, Schedule or Registration Statement No.:
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(3) Filing Party:
--------------------------------------------------------------------------------
(4) Date Filed:
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

                            IDX SYSTEMS CORPORATION
                                 40 IDX Drive
                                 P.O. Box 1070
                        South Burlington, Vermont 05403

                 NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS

                          To Be Held on May 21, 2001

To the Stockholders:

  The 2001 Annual Meeting of Stockholders of IDX Systems Corporation will be held at the Clarion Hotel and Conference Center at 1117 Williston Road, South Burlington, Vermont 05403, on Monday, May 21, 2001 at 10:00 a.m., local time, to consider and act upon the following matters:

  1. To elect three Class III Directors to serve for the ensuing three years.

  2. To approve an amendment to the company's 1995 Stock Option Plan to increase the total number of shares of common stock of the company authorized for issuance thereunder from 4,500,000 to 8,500,000.

  3. To approve an amendment to the company's 1995 Employee Stock Purchase Plan to increase the total number of shares of common stock of the company authorized for issuance thereunder from 1,400,000 to 2,100,000.

  4. To approve an amendment to the company's 1995 Director Stock Option Plan to increase the total number of shares of common stock of the company authorized for issuance thereunder from 80,000 to 160,000.

  5. To consider and act upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.

  Stockholders of record at the close of business on April 5, 2001 are entitled to notice of, and to vote at, the meeting. The stock transfer books of the company will remain open for the purchase and sale of the company's common stock.

  All stockholders are cordially invited to attend the meeting.

                                          By order of the Board of Directors,

                                          ROBERT W. BAKER, JR., Secretary

South Burlington, Vermont
April 19, 2001

  Whether or not you expect to attend the Annual Meeting, please complete, date and sign the enclosed Proxy Card and promptly mail it in the enclosed envelope in order to assure representation of your shares at the Annual Meeting. No postage need be affixed if the Proxy Card is mailed in the United States.

                            IDX SYSTEMS CORPORATION

                                 40 IDX Drive
                                 P.O. Box 1070
                        South Burlington, Vermont 05403

          PROXY STATEMENT FOR THE 2001 ANNUAL MEETING OF STOCKHOLDERS

                          To Be Held on May 21, 2001

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of IDX Systems Corporation for use at the 2001 Annual Meeting of Stockholders to be held on May 21, 2001 and at any adjournment or adjournments of that meeting. All proxies will be voted in accordance with the instructions contained therein, and if no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before it is exercised by delivery of written revocation to the Secretary of the company.

  The company's Annual Report for the year ended December 31, 2000 is being mailed to stockholders with the mailing of this Notice and Proxy Statement on or about April 23, 2001.

  A copy of the company's Annual Report on Form 10-K for the year ended December 31, 2000, as filed with the Securities and Exchange Commission, except for exhibits, will be furnished without charge to any stockholder upon written request of Investor Relations, IDX Systems Corporation, 40 IDX Drive, P.O. Box 1070, South Burlington, Vermont 05403. Such material may also be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov.

Voting Securities and Votes Required

  On April 5, 2001, the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting, there were outstanding and entitled to vote an aggregate of 28,464,096 shares of common stock of the company, $.01 par value per share. Each share is entitled to one vote.

  Under the Vermont Business Corporation Act, the holders of a majority of the shares of common stock issued, outstanding and entitled to vote on any matter shall constitute a quorum with respect to that matter at the Annual Meeting. Shares of common stock present in person or represented by proxy (including such shares that abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present.

  For the election of Directors set forth in Proposal 1, it is required under the Vermont Business Corporation Act that there be an affirmative vote of the holders of a plurality of votes cast by the stockholders entitled to vote at the Annual Meeting at which a quorum is present. For approval of amendments to the company's 1995 Stock Option Plan, 1995 Employee Stock Purchase Plan and 1995 Director Stock Option Plan set forth in Proposals 2, 3 and 4, respectively, it is required that there be an affirmative vote of the holders of a majority of the shares of common stock present or represented by proxy at the Annual Meeting. If a quorum exists, action on any other matter properly coming before the Annual Meeting is approved if the votes cast by the holders of the shares of common stock voting on such matter exceed the votes cast opposing such matter.

  Shares that abstain from voting as to a particular matter and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter will not be counted as votes in favor of such matter and also will not be counted as votes cast or shares voting on such matter. Accordingly, abstentions and "broker non-votes" will have no effect on the voting on a matter that requires the affirmative vote of a certain percentage of the votes cast or shares voting on a matter.

Security Ownership of Certain Beneficial Owners and Management

  The following table sets forth certain information, as of January 15, 2001, with respect to the beneficial ownership of the company's common stock by:

  . each person known by the company to own beneficially more than 5% of the outstanding shares of the company's common stock;

  .  each current Director and nominee for Director;

  . each executive officer named in the Summary Compensation Table under the heading "Executive Compensation" below (a "Named Executive Officer");

  . and all current Directors and executive officers of the company as a group.

  The number of shares of common stock beneficially owned by each Director or executive officer is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power, as well as any shares that the individual has the right to acquire within 60 days after January 15, 2001, through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

                                             Shares of IDX    Percentage of IDX
                                              Common Stock      Common Stock
Name and Address of Beneficial Owner       Beneficially Owned    Outstanding(1)
------------------------------------       ------------------ -----------------
5% Stockholders
Robert H. Hoehl(2).......................       5,427,142           19.1%
 c/o IDX Systems Corporation
 40 IDX Drive
 South Burlington, VT 05403
Richard E. Tarrant(3)....................       5,820,685           20.5%
 c/o IDX Systems Corporation
 40 IDX Drive
 South Burlington, VT 05403
Amy E. Tarrant(4)........................       3,077,270           10.8%
 Fairholt
 570 South Prospect Street
 Burlington, VT 05401
Pequot Capital Management, Inc.(5).......       4,218,300           14.9%
 500 Nyala Farm Road
 Westport, CT 06880
Wellington Management Company, LLP(6)....       2,131,300            7.5%
 75 State Street
 Boston, MA 02109

Other Directors
Henry M. Tufo, M.D.(7)...................          39,234              *
Frank T. Sample(8).......................          11,392              *
Stuart H. Altman, Ph.D.(9)...............          13,715              *
Steven M. Lash(10).......................           9,348              *
Allen Martin, Esq.(11)...................          15,549              *
Mark F. Wheeler, M.D.(12)................          38,048              *
Peter W. Van Etten(13)...................           1,832              *

Other Named Executive Officers
James H. Crook, Jr.(14)..................         261,726              *
Gene H. Barduson(15).....................          36,845              *
Robert F. Galin(16)......................          54,642              *
John A. Kane(17).........................          49,174              *
All current directors and executive
 officers as a group (17 persons)(18)....      11,852,823           41.7%

--------
 *    Represents holdings of less than one percent.
(1) Number of shares deemed outstanding includes 28,401,496 shares as of January 15, 2001, plus any shares subject to options held by the person or entity in question that are exercisable on or within 60 days after January 15, 2001.
(2) Includes 666,537 shares held by Mr. Hoehl's wife, Cynthia K. Hoehl as the trustee of three trusts, the beneficiaries of which are the Hoehl's children, as to which shares Mr. and Mrs. Hoehl each disclaim beneficial ownership. Also includes 80,000 shares held by the Hoehl Family Foundation, a Vermont non-profit corporation, the officers and trustees of which are Mr. and Mrs. Hoehl and certain of their children, and as to which shares Mr. and Mrs. Hoehl each disclaim beneficial ownership. Also includes 143,590 shares held by Mrs. Hoehl, as to which shares Mr. Hoehl disclaims beneficial ownership. Also includes 4,537,015 shares that may become subject to a voting trust upon the death or incompetence of Mr. Hoehl.
(3) Includes 2,328,350 shares held by Amy E. Tarrant, Mr. Tarrant's former wife, in her sole name and 668,920 shares held by Amy E. Tarrant, as the trustee of five trusts, the beneficiaries of which are the Tarrants' children, which shares are subject to an informal voting arrangement between Amy E. Tarrant and Mr. Tarrant with Mr. Tarrant having full voting power, and as to which shares Mr. Tarrant and Amy E. Tarrant each disclaim beneficial ownership. Also includes 74,250 shares held by the Richard E. Tarrant Foundation, a Vermont non-profit corporation, the officers and trustees of which are Mr. Tarrant, Amy Tarrant and certain of their children, and as to which shares Mr. Tarrant and Amy Tarrant each disclaim beneficial ownership. Also includes 30,000 shares held by Amy E. Tarrant, as to which shares Mr. Tarrant disclaims beneficial ownership. Also includes 2,704,165 shares that may become subject to a voting trust upon the death or incompetence of Mr. Tarrant. Also includes 2,065,165 shares held in a margin account with BT Alex. Brown, which shares may from time to time pledged by Mr. Tarrant in order to secure short-term loans which may be obtained by Mr. Tarrant from BT Alex. Brown. Also includes 15,000 shares subject to outstanding stock options held by Mr. Tarrant that are exercisable on or within 60 days after January 15, 2001.
(4) This information is derived from a Schedule 13G/A filed with the SEC on February 26, 2001. Includes 2,328,350 shares held by Amy E. Tarrant in her sole name and 668,920 shares held by Amy E. Tarrant, as trustee which are subject to an informal voting arrangement between Amy E. Tarrant and Richard E. Tarrant with Richard E. Tarrant having full voting power, and 50,000 shares held by the Amy E. Tarrant Foundation, a Vermont non-profit corporation, the officers and trustees of which are Amy E. Tarrant and Richard E. Tarrant and certain of their children, and as to which shares Amy E. Tarrant and Richard E. Tarrant each disclaim beneficial ownership.
(5) This information is derived from a Schedule 13G filed by Pequot Capital Management, Inc. ("Pequot") with the SEC on February 13, 2001 and from supplemental information provided by Pequot. Represents shares held by Pequot, an investment adviser registered under Section 203 of the Investment Advisers Act of 1940 and, as such, Pequot has beneficial ownership of such shares through the investment discretion it exercises over its clients' accounts.
(6) Represents 2,131,300 shares of the company's common stock which are held of record by clients of Wellington Management Company, LLP, and which shares may be deemed to be beneficially owned by Wellington Management in its capacity as investment adviser, as reported in a Schedule 13G/A filed with the SEC on February 13, 2001.
(7) Includes 4,000 shares held by Dr. Tufo's wife, Carleen Ann Tufo. Also includes 684 shares held in the company's employee stock purchase plan.
(8) Includes 6,498 shares jointly held by Mr. Sample and his wife, Michelle Sample. Also, includes 4,335 shares subject to outstanding stock options held by Mr. Sample that are exercisable on or within 60 days after January 15, 2001.
(9) Includes 10,133 shares subject to outstanding stock options held by Dr. Altman that are exercisable on or within 60 days after January 15, 2001.
(10) Includes 8,133 shares subject to outstanding stock options held by Mr. Lash that are exercisable on or within 60 days after January 15, 2001.
(11) Includes 11,510 shares held by Mr. Martin, as trustee of the Allen Martin Revocable Trust. Also includes 3,479 shares subject to outstanding stock options held by Mr. Martin that are exercisable on or within 60 days after January 15, 2001.

(12) Includes 3,125 shares held in the company's 401(k) plan and 16,520 shares subject to outstanding stock options held by Dr. Wheeler that are exercisable on or within 60 days after January 15, 2001.
(13) Includes 1,496 shares subject to outstanding stock options held by Mr. Van Etten that are exercisable on or within 60 days after January 15, 2001.
(14) Includes 49,530 shares held by Mr. Crook's spouse, Andrea Crook, as trustee of three trusts the beneficiaries of which are the Crook's children, as to which shares Mr. and Mrs. Crook disclaim beneficial ownership. Also includes 4,051 shares held in the company's employee stock purchase plan. Also includes 11,478 shares jointly held by Mr. and Mrs. Crook, and 57,744 shares subject to stock options held by Mr. Crook that are exercisable on or within 60 days after January 15, 2001.
(15) Includes 3,532 shares subject to stock options held by Mr. Barduson that are exercisable on or within 60 days after January 15, 2001.
(16) Includes 227 shares held in the company's employee stock purchase plan. Also includes 54,415 shares subject to outstanding stock options held by Mr. Galin that are exercisable on or within 60 days after January 15, 2001.
(17) Includes 14,623 shares held by Mr. Kane as trustee of John A. Kane Grantor Retained Annuity Trust, as to which shares Mr. Kane disclaims beneficial ownership. Also includes 23,294 shares subject to stock options held by Mr. Kane that are exercisable on or within 60 days after January 15, 2001.
(18) Includes a total of 266,261 shares subject to outstanding stock options that are exercisable on or within 60 days after January 15, 2001.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

  The Board of Directors is divided into three classes (designated Class I Directors, Class II Directors and Class III Directors), with members of each class serving for staggered three-year terms. There are currently three Class I Directors, whose terms expire at the 2002 Annual Meeting of Stockholders, three Class II Directors, whose terms expire at the 2003 Annual Meeting of Stockholders, and three Class III Directors, whose terms expire at this Meeting. In each case, members of each class hold office until their successors have been duly elected and qualified, subject to their earlier death, resignation or removal. There are no family relationships between or among any Directors of the company.

  The nominees for Class III Directors, Robert H. Hoehl, Stuart H. Altman, Ph.D., and Mark F. Wheeler, M.D., are presently serving as Class III Directors of the company. Mr. Hoehl has been a Director since 1969; Dr. Altman, since 1995; and Dr. Wheeler, since September 1999. The persons named in the enclosed proxy will vote for the election of each of the nominees for Class III Directors unless the proxy is marked otherwise or unless one or more nominees is unable or unwilling to serve. If elected, Mr. Hoehl, Dr. Altman and Dr. Wheeler will serve until the 2004 Annual Meeting of Stockholders (subject to the election and qualification of their successors and to their earlier death, resignation or removal). Each of the nominees has indicated his willingness to serve, if elected; however, if any nominee should be unable or unwilling to serve, the proxies may be voted for a substitute nominee designated by the Board or the Board may reduce the number of Directors.

  Set forth below are the names of, and certain information with respect to, the members of the Board (including the nominees for Class III Director). Information with respect to the number of shares of common stock beneficially owned by each Director, directly or indirectly, as of January 15, 2001, appears under the heading "Security Ownership of Certain Beneficial Owners and Management."

                               CLASS I DIRECTORS

  Richard E. Tarrant, age 58, co-founded the company in 1969 and has served as a Director and as the Chief Executive Officer of the company since that time; he was also President of the company from 1969 to February 1999. Mr. Tarrant served as a member of the Board of Trustees for the University Health Center (Vermont), an academic medical center, from July 1988 to December 1994 and as Chairman of the University Health Center (Vermont) from 1992 to 1994. Mr. Tarrant is also a member of the board of directors of Allscripts Healthcare Solutions, Inc.

  Frank T. Sample, age 55, has served as a Director of the company since July 1997 and was Executive Vice President of the company from July 1997 to November 1997. Mr. Sample has served as President, Chief Executive Officer and Director of VitalCom Inc., an enterprise-wide patient monitoring and communications company, since November 1997, and as Chairman of its Board since February 1998. Mr. Sample was President, Chief Executive Officer and a Director of PHAMIS Incorporated from December 1990 to July 1997.

  Allen Martin, Esq., age 63, has served as a Director of the company since February 1999. Mr. Martin is an attorney and has been a Director of the law firm of Downs Rachlin & Martin PLLC since 1970. He is the head of that firm's Health Care Practice Group; he also concentrates in corporate and utility finance law. Mr. Martin is a Director and the Chairman of the Board of WICOR Americas, Inc. Mr. Martin is also a Director and Chairman of the Finance Committee of Union Mutual Insurance, a property and casualty mutual insurance company.

                              CLASS II DIRECTORS

  Henry M. Tufo, M.D., age 61, has served as a Director of the company since November 1995. Dr. Tufo served as a consultant of the company from September 1999 through June 2000; as Executive Vice President from September 1995 to September 1999; as Chief Operating Officer from September 1996 to February 1999; as Vice President and Chief Medical Officer from August 1995 to September 1995; and as a consultant from February 1995 to August 1995. Dr. Tufo was the Chairman of Vermont Managed Care, a managed care organization which is wholly owned by Fletcher Allen Healthcare, an integrated delivery network, from July 1990 to October 1997. Dr. Tufo was the President and Chief Executive Officer of University Health Center (Vermont) from July 1989 to December 1994. Dr. Tufo is Professor of Medicine at University of Vermont College of Medicine.

  Steven M. Lash, age 47, has served as a Director of the company since November 1995. Since July 1999, Mr. Lash has served as President and Chief Executive Officer of DermTech International, a provider of dermatology focused consulting and preclinical and clinical testing services for the health and beauty aid, chemical, cosmetic and pharmaceutical industries. Mr. Lash engaged in business as an independent consultant from June 1998 to July 1999. Mr. Lash served as Chief Financial Officer of FPA Medical Management, a physician management organization, from September 1994 to March 1998, and as Executive Vice President of FPA Medical Management from September 1994 to June 1998. FPA Medical Management filed for protection under Chapter 11 in the United States District Court for the District of Delaware in July 1998. Mr. Lash was the Executive Vice President of Sharp Healthcare, a hospital and clinic system, from January 1980 to September 1994.

  Peter W. Van Etten, age 54, has served as a Director of the company since September 1999. Mr. Van Etten has been the President and Chief Executive Officer of the Juvenile Diabetes Foundation since January 2000. He served as President and Chief Executive Officer of the University of California at San Francisco, Stanford Health Care from February 1997 to November 1999 and as President and Chief Executive Officer of Stanford Health Services from 1994 to 1997. He also served as Chief Financial Officer of Stanford University from 1991 to 1994.

                       NOMINEES FOR CLASS III DIRECTORS

  Robert H. Hoehl, age 59, co-founded the company in 1969 and has served as Chairman of the Board since that time. Since October 1996, Mr. Hoehl has assisted Mr. Tarrant with new business initiatives and acquisitions. Mr. Hoehl served as Executive Vice President of the company until his resignation in October 1996.

  Stuart H. Altman, Ph.D., age 63, has served as a Director of the company since November 1995. Dr. Altman has been a Professor of National Health Policy at The Heller School at Brandeis University since 1977. He served as Dean of The Heller School from September 1977 to June 1993 and as Professor of Economics at Brown University from 1966 to 1970. In November 1997, Dr. Altman was appointed by President Clinton to the Bipartisan Commission on the Future of Medicare. He was a four-term chairman of the U.S. Congressional Prospective Payment Assessment Commission from 1983 to April 1996 and served as a senior member of the Clinton-Gore Health Policy Transition Group from November 1992 to January 1993. Mr. Altman is a member of the Board of Directors of OrthoLogic Corp., a developer, manufacturer and marketer of orthopedic devices designed to promote the healing of musculoskeletal tissue. He is also a member of the Foundation Board of the Health Plan of New York which is a not-for-profit health maintenance organization that provides health care services and health insurance coverage throughout the New York metropolitan area.

  Mark F. Wheeler, M.D., age 51, has served as a Director of the company since February 1999 and as its Chief Technical Architect since July 1997. He co-founded PHAMIS in 1981 and served as its Director of Research and Development from its founding until its acquisition by IDX.

Board of Directors and Committee Meetings

  The Board of Directors of the company held eight meetings during 2000. All Directors attended at least 75% of the meetings of the Board and all committees of the Board on which they served.

  The company has a standing Audit Committee of the Board which provides the opportunity for direct contact between the company's independent auditors and the Board. The Audit Committee has responsibility for recommending the appointment of the company's independent auditors, and reviewing the scope and results of audits and reviewing the company's internal accounting control policies and procedures. The Audit Committee held four meetings in 2000. The members of the Audit Committee are Mr. Lash (Chairman), Dr. Altman and
Dr. Tufo. See "Report of the Audit Committee" below.

  The company also has a standing Compensation Committee of the Board which provides recommendations to the Board regarding salaries and incentive compensation for employees and consultants of the company. The Compensation Committee establishes and modifies the compensation of certain officers of the company; administers all of the company's stock option and other employee benefit plans; grants stock options under the company's stock option plans, including, through a subcommittee composed solely of non-employee Directors, to certain executive officers of the company; and engages, determines the terms of any employment agreements and arrangements with, and is responsible for the termination of, certain officers of the company. The Compensation Committee held one meeting and acted two times by unanimous written consent in 2000. The subcommittee held no meetings and acted seven times by unanimous written consent in 2000. The members of the Compensation Committee are Dr. Altman (Chairman), Mr. Lash and Mr. Tarrant. The members of the subcommittee are Dr. Altman and Mr. Lash. Mr. Tarrant did not and will not participate in decisions concerning his own compensation. See Report of the Compensation Committee below.

  The company also has a standing Committee on Interested Director Transactions which considers transactions in which Directors have an interest. The committee held one meeting and did not act by unanimous written consent during 2000. The members of the committee are Dr. Altman (Chairman), Mr. Lash and Mr. Sample.

  The company also has a standing Benefits Committee which carries out all of the duties and obligations of the company as plan administrator under its employee health and welfare benefit plans. The committee held no meetings and acted once by unanimous written consent during 2000. The members of the committee are Dr. Tufo (Chairman) and Dr. Altman.

  The company also has an Internet Committee which considers matters and transactions related to the company's Internet strategy. The committee held no meetings and did not act by unanimous written consent during 2000. The members of the committee are Mr. Hoehl (Chairman), Mr. Lash, Mr. Martin, Mr. Tarrant and Dr. Wheeler.

  The company does not have a nominating committee or a committee serving a similar function. Nominations are made by and through the full Board. The Board will consider nominees recommended by stockholders. Stockholders who wish to recommend nominees for Director should send such recommendations to the Secretary of the company at the principal office of the company, who will forward them to the Board for consideration.

Board of Directors Compensation

  All of the Directors are reimbursed for reasonable out-of-pocket expenses incurred in connection with their attendance at Board and committee meetings. Each non-employee Director earns:

  .  a $5,000 annual fee;

  .  $1,500 for attendance at each regular and special meeting of the Board;
     and

  . a $500 fee for each regular and special meeting of the Board, if such Director does not attend such meeting in person.

  Each non-employee Director who serves as the chairman of a committee of the Board also earns an annual fee of $1,000. Employee Directors do not receive any compensation in their capacities as Directors.

  For the fiscal year ended December 31, 2000, Dr. Altman earned $14,000, Mr. Lash earned $16,500, Mr. Sample earned $13,000, Mr. Martin earned $13,000, Mr. Van Etten earned $12,500, Dr. Tufo earned $9,600 and Mr. Hoehl earned $5,350 in Directors' fees. In addition, in connection with their service as non-employee Directors of the company for the fiscal year ended December 31, 2000, Dr. Altman, Mr. Lash, Mr. Martin and Mr. Sample each received 560 shares of common stock and Mr. Van Etten received 336 shares of common stock.

  1995 Director Stock Option Plan. The 1995 Director Stock Option Plan was adopted by the Board and approved by the stockholders of the company in September 1995. Amendments to this Director Plan were adopted by the Board in February, March and April 1997 and approved by the stockholders in May and July 1997.

  Under the current terms of the Director Plan, Directors of the company who are not employees of the company or any subsidiary of the company are eligible to receive non-statutory options to purchase shares of common stock. Currently, a total of 80,000 shares of common stock may be issued upon exercise of options granted under the Director Plan. Subject to stockholder approval of Proposal 4, the total number of shares of common stock of the company authorized for issuance under the Director Plan will be increased from 80,000 shares to 160,000 shares.

  Pursuant to the current terms of the Director Plan, the selection of a non-employee Director as a recipient of an option, the timing of the grant of any such option, the exercise price of any such option and the number shares of common stock subject to any such option are determined by (1) the Board or (2) a committee or subcommittee composed solely of two or more non-employee Directors (within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended) having full authority to act in the matter.

  Options granted under the Director Plan are not transferable by the optionee except by will or by the laws of descent and distribution. Each option granted under the Director Plan shall terminate and may no longer be exercised on the earlier of (1) the date 10 years after the date of grant or (2) the date one year after the optionee ceases to serve as a Director of the company (but in no event later than 10 years after the date of grant); provided that, in the event an optionee ceases to serve as a Director due to his or her death or disability (within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended), then the exercisable portion of the option may be exercised, within the period of one year following the date the optionee ceases to serve as a Director (but in no event later than 10 years after the date of grant), by the optionee or by the person to whom the option is transferred by will, by the laws of descent and distribution, or by written notice.

  On March 6, 2000, Mr. Martin and Mr. Van Etten were granted an option under the Director Plan to purchase 592 and 1,496 shares of common stock, respectively, at an exercise price of $39.25 per share. On May 15, 2000, Dr. Altman, Mr. Lash, Mr. Martin and Mr. Sample were each granted an option under the Director Plan to purchase 3,363 shares of common stock at an exercise price of $17.8438 per share. On July 3, 2000, Dr. Tufo was granted an option under the Director Plan to purchase 4,051 shares of common stock at an exercise price of $13.625 per share. On December 19, 2000, Mr. Hoehl was granted an option under the Director Plan to purchase 2,382 shares of common stock at an exercise price of $25.25 per share.

Compensation of Executive Officers

                             SUMMARY COMPENSATION

  The following table sets forth certain information with respect to the annual and long-term compensation for the last three fiscal years of the company's President, Chief Executive Officer and the company's four other most highly compensated executive officers during fiscal 2000 (the "Named Executive Officers").

                                                    Long Term
                                    Annual        Compensation
                                 Compensation        Awards
                              ------------------ ---------------
                                                   Securities      All Other
Name and Principal                                 Underlying       Compen-
Position                 Year Salary($) Bonus($)  Options(1)(#) sation(2)($)
------------------       ---- --------- -------- --------------- --------------
Richard E.
 Tarrant(3)............. 2000 $372,984  $99,173          --          $5,100
 Chief Executive Officer 1999  372,986   74,250       30,000
                         1998  372,984   97,083          --          15,215
James H. Crook,
 Jr.(4)................. 2000  355,000   60,173      147,000         10,200
 President and Chief
  Operating Officer      1999  316,374   45,570       85,000          4,800
                         1998  264,600   70,000          --          15,215
Gene H. Barduson(5)...   2000  200,000  190,000       15,000            --
 Vice President, EDiX
  Business Unit          1999  138,600   50,600       28,250            --
                         1998      --    82,275          --             --
Robert F. Galin......... 2000  200,000   62,673        8,000          5,100
 Senior Vice President,
  Sales                  1999  192,500   53,250       20,000          2,680
                         1998  180,000  130,500          --          15,215
John A. Kane............ 2000  195,000   52,673       14,000         10,200
 Vice President, Finance
  and                    1999  188,000   22,500       25,000          4,800
 Administration, Chief
  Financial Officer      1998  167,000   90,500          --          15,215
 and Treasurer

--------
(1) This column does not include any securities underlying options to purchase common stock of Channelhealth Incorporated, formerly a majority owned subsidiary of the company which was acquired by Allscripts Healthcare Solutions, Inc. on January 8, 2001. In 1999, options to purchase the following number of shares of common stock of ChannelHealth were granted to the Named Executive Officers: Mr. Tarrant, 105,000 shares; Mr. Crook, 105,000; Mr. Barduson, 20,000 shares; Mr. Galin, 90,000 shares; and Mr. Kane, 80,000 shares. Each such option had an exercise price of $10.00 per share and was fully vested and exercisable. No options to purchase shares of common stock of ChannelHealth were granted to the Named Executive Officers in 2000.
(2) Represents the company's profit sharing plan contribution.
(3) Mr. Tarrant resigned as President in February 1999; he continues to serve as Chief Executive Officer.
(4) Mr. Crook was named President and Chief Operating Officer in February
    1999.
(5) Mr. Barduson was not employed by the company prior to April 1999, when the company acquired EDiX Corporation, and accordingly, all amounts shown in the table for Mr. Barduson represent payments made by the company to him subsequent to this acquisition.

                             Option Grants in 2000

  The following table sets forth certain information concerning grants of stock options during the year ended December 31, 2000 to each of the Named Executive Officers. The company granted no stock appreciation rights during fiscal 2000.

                                                                           Potential Realizable
                                                                             Value at Assumed
                                                                           Annual Rates of Stock
                                                                            Price Appreciation
                                         Individual Grants                  for Option Term (2)
                         ------------------------------------------------- ---------------------
                                          Percent of
                            Number of    Total Options Exercise
                             Shares       Granted To    Price
                           Underlying    Employees in    Per
                             Options      Fiscal Year   Share   Expiration
                           Granted(1)(#)       (%)      ($/Sh)     Date      5%($)      10%($)
                         --------------- ------------- -------- ---------- ---------- ----------
Richard E. Tarrant......         --           -- %     $    --        --   $      --  $      --
James H. Crook, Jr......     147,000         10.0       17.750   10/16/10   1,640,957  4,158,362
Gene H. Barduson........      15,000          1.0       16.5938   8/25/10     156,538    396,698
Robert F. Galin.........       8,000          0.5       16.5938   8/25/10      83,487    211,564
John A. Kane............       2,000         0.14       14.2188   7/12/10      17,844     45,321
                              12,000         0.81       16.5938   8/25/10     125,230    317,346

--------
(1) All options to purchase shares of the common stock of the company vest according to various schedules over periods of time ranging from less than one year to eight years from date of grant. Vesting of certain options may accelerate upon the company's achievement of certain financial goals.
(2) Amounts represent hypothetical gains that could be achieved for options if exercised at the end of the option term. These gains are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date options are granted assuming a 10 year realizable period. Actual gains, if any, on stock option exercises will depend on the future performance of the company's common stock and the date on which options are exercised.

                     Aggregated Options Exercises in 2000
                        and Year-End 2000 Option Values

  The following table sets forth certain information regarding stock options exercised during the year ended December 31, 2000 and stock options held as of December 31, 2000 by the Named Executive Officers.

                                                                               Value of Unexercised
                                                   Number of Securities            In-the-Money
                                              Underlying Unexercised Options        Options at
                           Shares     Value                 at                   Fiscal Year-End(2)
                         Acquired on Realized       Fiscal Year-End(#)                 (3)($)
Name                     Exercise(#)   (1)($)  Exercisable/Unexercisable(2)  Exercisable/Unexercisable
----                     ----------- -------- ------------------------------ -------------------------
Richard E. Tarrant......     --        $--             15,000/15,000             $170,625/$170,625
James H. Crook, Jr......     --         --            57,744/197,693                   0/1,549,188
Gene H. Barduson........     --         --              3,532/39,718                29,801/334,651
Robert F. Galin.........     --         --             54,415/32,801                     0/181,000
John A. Kane............     --         --             23,294/34,066               155,750/293,062

--------
(1) Value is calculated based on the option exercise price and the closing market price of the common stock on the date of exercise, multiplied by the number of shares as to which the exercise relates.

(2) Does not include the following securities underlying options to purchase shares of common stock of Channelhealth Incorporated, a former majority owned subsidiary of the company which was acquired by Allscripts Healthcare Solutions, Inc. on January 8, 2001: Mr. Crook, 105,000 shares; Mr. Barduson 20,000 shares, Mr. Galin, 90,000 shares; and Mr. Kane, 80,000 shares. As of December 31, 2000, no public market existed for the shares of ChannelHealth common stock.

(3) The closing price for the company's common stock as reported by the Nasdaq National Market on December 29, 2000, the last trading day prior to the end of the fiscal year, was $25.00. Value is calculated on the basis of the difference between the option exercise price and $25.00, multiplied by the number of shares of common stock underlying the option.

Compensation Committee Interlocks and Insider Participation

  The members of the Compensation Committee are Dr. Altman, Mr. Lash and Mr. Tarrant. Mr. Tarrant, the Chief Executive Officer of the company, did not participate in decisions concerning his own compensation or in decisions concerning stock options granted to executive officers of the company.

  The following is a description of certain transactions involving the company and/or certain members of its Board, its Compensation Committee or its executive management.

  40 IDX Drive (formerly 1400 Shelburne Road). Mr. Tarrant and Mr. Hoehl are the two general partners of BDP Realty Associates, a Vermont general partnership ("BDP"). No other executive officers or Directors of the company have any interest in BDP. BDP has no compensation committee or other committee performing similar functions.

  The company leases from BDP the entire premises at 40 IDX Drive (formerly 1400 Shelburne Road), Burlington, Vermont, consisting of approximately 120,000 square feet. The Committee on Interested Director Transactions of the Board approved the lease with BDP and the transactions contemplated thereby in February 1997 and December 1997. The company paid rent to BDP in the aggregate amount of $1,176,600 during 2000.

  The company is currently negotiating to acquire the land and buildings at Shelburne Road from BDP, consisting of approximately 112,000 square feet of office space for approximately $15,000,000 and is nearing completion on construction of approximately 90,000 additional square feet of office space at that location, for a total project cost of approximately $16,000,000.

  LBJ Freeway. Mr. Tarrant is the President and a director of LBJ Real Estate Inc., a Vermont corporation. The other executive officers of LBJ Real Estate are Mr. Paul L. Egerman (Vice President), Mr. Hoehl (Vice President), Mr. Kane (Vice President and Treasurer), and Mr. Baker (Vice President and Secretary); and the other directors of LBJ Real Estate are Messrs. Egerman, Kane and Baker. LBJ Real Estate has no compensation committee or other board committee performing similar functions. The stockholders of LBJ Real Estate are Messrs. Tarrant, Hoehl and Egerman. LBJ Real Estate holds a 1% general partnership interest in 4901 LBJ Limited Partnership, a Vermont limited partnership ("LBJ"), and Messrs. Hoehl, Tarrant, Egerman, Galin, Kane and two other employees of the company hold the remaining 99% limited partnership interest.

  The company leases approximately 37,868 square feet of office space located at 4901 LBJ Freeway, Dallas, Texas, from LBJ. The remainder of approximately 5,500 square feet is leased to unrelated parties. The company paid rent to LBJ in the amount of $453,880 during 2000.

  Commonwealth Avenue. The company leased during fiscal 2000 approximately 11,000 square feet of office space located at 882 Commonwealth Avenue, Brookline, Massachusetts from IDS Realty Trust, a Massachusetts nominee trust ("IDS"). The trustee of IDS is Mr. Tarrant and the beneficiaries of IDS are Messrs. Tarrant, Hoehl and Egerman. The company paid rent to IDS relating to the premises in the amount of $87,936 for fiscal 2000. As of December 31, 2000, the company no longer leases this office space.

  IDX Investment Corporation. Mr. Tarrant is the President and a director of IDX Investment Corporation, a Vermont corporation. The company is the sole shareholder of IDX Investment Corporation. IDX Investment Corporation's sole purpose is to invest funds of the company. The other executive officers of IDX Investment Corporation are Mr. Kane (Vice President and Treasurer) and Mr. Baker (Secretary); and the other directors of IDX Investment Corporation are Messrs. Kane and Baker. IDX Investment Corporation has no compensation committee or other board committee performing similar functions.

  Stock Redemption Agreement. Mr. Tarrant and Mr. Hoehl (together with the trustees of the trust referenced below, the "Founding Stockholders") and the company entered into a Redemption Agreement to provide for the orderly control and management of the company and to provide a source of funds for disabled Founding Stockholders and the estates of deceased Founding Stockholders. The agreement provides that neither Founding Stockholder may transfer his shares of common stock during the period commencing on April 1, 1993 and ending on the date both Founding Stockholders are deceased or incompetent, without the consent of the other Founding Stockholder.

  Each of Mr. Tarrant and Mr. Hoehl agreed that, in the event of his death or incompetency while the other is living and competent, the guardian or executor of such person shall enter into a voting trust agreement that gives the other Founding Stockholder the right to vote the shares of common stock of the deceased or incompetent Founding Stockholder. In the event that any shares of common stock are transferred to any third party, pursuant to the terms of the voting trust agreement or otherwise (other than in a registered public offering), the transferee will take such shares of common stock subject to the voting trust agreement, and as a condition precedent to the transfer, must agree in writing to be bound by the terms of the voting trust agreement.

Report of the Compensation Committee

  Executive Compensation Philosophy. The company's executive compensation program is designed to align executive compensation with financial performance, business strategies and company values and objectives. This program seeks to enhance the profitability of the company, and thereby enhance stockholder value, by linking the financial interests of the company's executives with those of its stockholders. Under the guidance of the company's Compensation Committee of the Board, the company has developed and implemented an executive compensation program to achieve these objectives while providing executives with compensation opportunities that are competitive with companies of comparable size in related industries. The program is more heavily oriented to bonus than other comparable companies. It is the company's philosophy to pay less-than-market base salary and greater-than-market incentives.

  In applying this philosophy, the Compensation Committee has established a program to (1) attract and retain, executives of outstanding abilities who are critical to the long-term success of the company, and (2) reward executives for attainment of business objectives and enhancement of stockholder value by providing equity ownership in the company. Through these objectives, the company integrates its compensation programs with its annual and long-term strategic initiatives.

  Executive Compensation Program. The Compensation Committee, which is comprised solely of two outside Directors and the CEO, approves the executive compensation program on an annual basis, including specific levels of compensation for all executive officers. The company's executive compensation program has been designed to implement the objectives described above and is comprised of the following fundamental elements:

  . a base salary that is determined by individual contributions and sustained performance within an established competitive salary range, and

  . an incentive program that rewards executives for meeting specific business objectives.

  Each of these elements of compensation is discussed below.

  Salary. Salary levels for the company's executive officers are determined based primarily on industry comparative studies performed by a nationally recognized executive compensation consulting firm. Salaries for executive officers are reviewed by the Compensation Committee on an annual basis. The Compensation Committee believes its current executive compensation, including salary and incentive compensation, to be at industry standards.

  Long-Term Incentive Compensation. The company's long-term incentive compensation program is primarily implemented through the grant of stock options. This program is intended to align executive interests with long-term interests of stockholders by linking executive compensation with stockholder enhancement. In addition, the program motivates executives to improve long-term stock market performance by allowing them to develop and maintain a long-term equity ownership position in the company's common stock. Stock options are granted at prevailing market prices and will only have value if the company's stock price increases in the future. Options vest according to various schedules over periods of time ranging from less than one year to eight years from date of grant. Vesting of certain options may accelerate upon the company's achievement of certain financial goals. Further, executives generally must be employed by the company at the time of vesting in order to exercise the options. The Compensation Committee, through a subcommittee composed solely of nonemployee Directors, authorizes the number of shares to be issued pursuant to option grants made to the company's executive officers. Stock options are awarded by the Compensation Committee based on individual achievements and a formula related to the cash compensation of executives.

  Chief Executive Officer Compensation. The Compensation Committee evaluates the performance of the Chief Executive Officer on an annual basis and reports its assessment to the outside members of the Board. The Compensation Committee's assessment of the Chief Executive Officer is based on a number of factors, including the following: achievement of short- and long-term financial and strategic targets and objectives, considering factors such as sales and earnings per share; the company's position within the industry in which it competes; overall economic climate; individual contribution to the company and such other factors as the Compensation Committee may deem appropriate.

  The salary of the Chief Executive Officer is reviewed by the Compensation Committee on an annual basis and, in determining any salary adjustment, the Compensation Committee considers the above factors. Based upon a review of such factors, the Chief Executive Officer's salary for 2000 was $372,984. This is lower than comparable salary levels at other companies within the industry and was based on an acknowledgment of the Chief Executive Officer's substantial equity ownership in the company and his request that he be paid less than the industry average. Also in recognition of his equity ownership, the company has not granted to the Chief Executive Officer any options to purchase common stock of the company.

  Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows tax deductions to publicly-traded corporations for compensation over $1.0 million paid to the corporation's Chief Executive Officer or any of its other four most highly compensated executive officers. Qualifying performance-based compensation will not be subject to this disallowance if certain requirements are met. The company structures the compensation arrangements of its executive officers to attempt to avoid disallowances under Section 162(m).

                                          COMPENSATION COMMITTEE

                                          Stuart H. Altman, Ph.D.
                                          Richard E. Tarrant
                                          Steven M. Lash

Report of the Audit Committee of the Board of Directors

  The Audit Committee of the Board of Directors of the company is composed of three members and acts under a written charter first adopted and approved in June, 2000. A copy of this charter, as amended and currently in effect, is attached to this proxy statement as Appendix A. The members of the Audit Committee, with the exception of Dr. Tufo, are independent directors, as defined by the rules of the Nasdaq Stock Market. In addition to Dr. Tufo's past employment with the company in various capacities, from September 1999 through June 2000, Dr. Tufo has served as a consultant to the company, for which services he received $200,000 during 2000. The Board determined that it is in the best interests of the company and its stockholders to maintain the current membership of the Audit Committee notwithstanding Dr. Tufo's prior relationship as a consultant to the company. The Board intends to maintain compliance with the rules of the Nasdaq Stock Market regarding audit committee membership requirements.

  The Audit Committee reviewed the company's audited financial statements for the fiscal year ended December 31, 2000 and discussed these financial statements with the company's management. The Audit Committee also reviewed and discussed the audited financial statements and the matters required by Statement on Auditing Standards 61 (Communication with Audit Committees) with Ernst & Young LLP, the company's independent auditors.

  The company's independent auditors also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). In addition, the Audit Committee discussed with the independent auditors their independence from the company.

  Based on its discussions with management and the independent auditors, and its review of the representations and information provided by management and the independent auditors, the Audit Committee recommended to the company's board of directors that the audited financial statements be included in the company's Annual Report on Form 10-K for the year ended December 31, 2000.

By the Audit Committee of the Board of Directors of IDX Systems Corporation

                                          Steven M. Lash
                                          Stuart H. Altman, Ph.D.
                                          Henry M. Tufo, M.D.

Independent Auditors Fees and Other Matters

 Audit Fees

  Ernst & Young LLP billed the company an aggregate of $260,700 in fees for professional services rendered in connection with the audit of our financial statements for the most recent fiscal year and the reviews of the financial statements included in each of the company's Quarterly Reports on Form 10-Q during the fiscal year ended December 31, 2000.

 Financial Information Systems Design and Implementation Fees

  Ernst & Young LLP did not render and accordingly did not bill any fees for professional services to the company and its affiliates for the fiscal year ended December 31, 2000 in connection with the design and implementation of financial information systems/the operation of information systems/the management of local area networks.

 All Other Fees

  Ernst & Young LLP billed the company an aggregate of $423,646 in fees for other services rendered to the company and its affiliates for the fiscal year ended December 31, 2000.

Stock Performance Graph

  The company's common stock has been listed for trading on the Nasdaq National Market under the symbol "IDXC" since November 17, 1995. The comparative stock performance graph below compares the cumulative stockholder return on common stock of the company for the last five fiscal years with cumulative total return on

  (1) the Nasdaq Total U.S. Index, and

  (2) the Nasdaq Computer & Data Processing Index.

  The graph assumes an investment of $100 in each of the company's common stock, the Nasdaq Total U.S. Index and the Nasdaq Computer & Data Processing Index, and reinvestment of all dividends. Measurement points are the last trading day of the years ended December 31, 1995, December 31, 1996, December 31, 1997, December 31, 1998, December 31, 1999 and December 31, 2000.

             IDX Systems Corporation Comparative Performance Graph

                       [Performance graph appears here]

                         12/31/1995 12/31/1996 12/31/1997 12/31/1998 12/31/1999 12/31/2000
                         ---------- ---------- ---------- ---------- ---------- ----------
IDX Systems
 Corporation............   $100.0     $ 82.4     $106.5     $126.6     $ 89.9     $ 71.9
Nasdaq Total U.S.
 Index..................   $100.0     $123.0     $150.7     $212.5     $394.8     $237.4
Nasdaq Computer & Data
 Processing Index.......   $100.0     $123.4     $151.7     $270.6     $594.7     $273.7

Compliance with Section 16 Reporting Requirements

  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the company's directors, executive officers and holders of more than 10% of the company's common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the company. Except as described below, and based solely on its review of copies of Section 16(a) reports filed by the reporting persons or written representations from reporting persons that no Form 5 filing was required for such person, the company believes that all filings required to be made by reporting persons of the company were timely made in accordance with the requirements of the Exchange Act.

  Henry M. Tufo, M.D., a member of the Board of Directors of the company, reported a gift to his spouse of shares of the company's common stock which occurred in March 1999 on an amendment to a Form 4 filed on September 6, 2000.

Certain Relationships and Related Transactions

 Real Estate Transactions.

  The following is a description of certain real estate transactions involving the company and all or certain of Richard E. Tarrant, Chief Executive Officer and Director; Robert H. Hoehl, Chairman of the Board; John A. Kane, Vice President, Finance and Administration, Chief Financial Officer and Treasurer; Robert F. Galin, Vice President, Sales; and Robert W. Baker, Jr., Vice President, General Counsel and Secretary.

  40 IDX Drive (formerly 1400 Shelburne Road), South Burlington, Vermont. Pursuant to an Amended and Restated Lease Agreement effective November 1, 1997, the company leases the entire premises at 1400 Shelburne Road from BDP, consisting of approximately 120,000 square feet. The Committee on Interested Director Transactions of the Board approved the Amended and Restated Lease Agreement with BDP and the transactions contemplated thereby in February 1997 and December 1997. The company paid rent to BDP relating to the premises in the amount of $1,176,600 for fiscal 2000.

  The company is currently negotiating to acquire the land and buildings at Shelburne Road from BDP, consisting of approximately 112,000 square feet of office space for approximately $15,000,000, and is nearing completion on construction of approximately 90,000 additional square feet of office space at that location for a total project cost of approximately $16,000,000.

  4901 LBJ Freeway, Dallas, Texas. Pursuant to a lease dated April 7, 1992, as amended on December 31, 1994, May 1, 1995, April 21, 1997 and February 1, 1998, the company leases approximately 37,868 square feet of office space located at 4901 LBJ Freeway from 4901 LBJ Limited Partnership ("LBJ"). The remainder of approximately 5,500 square feet is leased to unrelated parties. The company paid rent to LBJ in the amount of $453,880 during the fiscal year ended December 31, 2000.

  LBJ Real Estate Inc. holds a 1% general partnership interest in LBJ, and Messrs. Hoehl, Tarrant, Egern, Galin, Kane and two other employees of the company hold the remaining 99% limited partnership interest. The executive officers of LBJ Real Estate Inc. are Mr. Tarrant (President), Mr. Paul L. Egerman (Vice President), Mr. Hoehl (Vice President), Mr. Kane (Vice President and Treasurer), and Mr. Baker (Secretary); and its directors are Messrs. Tarrant, Egerman, Kane and Baker. On February 15, 1998, the Committee on Interested Director Transactions of the Board, composed solely of the non-employee Directors of the company, approved the lease by the company of as much additional space as may become available in the premises owned by LBJ as may be needed by the company, provided the rental rates are at fair market value and other terms are commercially reasonable.

  882 Commonwealth Avenue, Brookline, Massachusetts. Pursuant to a lease dated December 1, 1981, renewed, revived and extended on June 29, 1995, the company leases approximately 11,000 square feet of office space from IDS. The trustee of IDS is Mr. Tarrant and the beneficiaries of IDS are Messrs. Tarrant, Hoehl and Egerman. The company paid rent to IDS relating to the premises in the amount of $87,936 for fiscal 2000. As of December 31, 2000, the Company no longer leases this office space.

 Other Transactions.

  The following is a description of certain other transactions involving the company and all or certain of its Directors, executive officers and stockholders:

  See "Compensation Committee Interlocks and Insider Participation" above for information relating to certain transactions between the company and entities in which Mr. Tarrant and certain other executive officers and Directors of the company have an interest.

  Dr. Tufo and the company entered into an Amended and Restated Consulting/Employment Agreement, dated as of March 7, 1995, as amended by an Amendment, dated as of February 16, 1999, and as further amended by a Third Amendment, dated as of August 1, 1999. Pursuant to this agreement, Dr. Tufo served as a consultant to the company until June 30, 2000, when this agreement expired by its terms, at a base salary of $400,000 per annum, payable semi-monthly. According to the terms of this agreement, Dr. Tufo received $200,000 in compensation for his services as a consultant to the company from January to June 30, 2000.

  On January 10, 2000, Channelhealth Incorporated, a former majority owned subsidiary of the company which was acquired by Allscripts Healthcare Solutions, Inc. on January 8, 2001, sold 2,542,243 shares of its Series A convertible preferred stock to Pequot Private Equity Fund II, L.P., a beneficial owner of more than 5% of the outstanding shares of the company's common stock, at a price of $11.80 per share.

  On January 17, 2000, Messrs. Altman, Lash, Martin, Sample and Van Etten, each a Director of the company, were each granted options to purchase 2,000 shares of common stock of ChannelHealth, each with an exercise price of $11.80 per share, as part of their compensation.

  On January 31, 2000, ChannelHealth sold an aggregate of 177,186 shares of its Series A convertible preferred stock, at a price of $11.80 per share, to the following Directors and officers of the company: Mr. Hoehl, 105,000 shares; Mr. Martin, 21,186 shares; Dr. Wheeler, 20,000 shares; Dr. Tufo, 15,000 shares; Dr. Altman, 10,000 shares; Mr. Lash, 5,000 shares; and Mr. Sample, 1,000 shares.

  On July 13, 2000, the company entered into an Agreement and Plan of Merger with Allscripts Healthcare Solutions, Inc. (formerly known as Allscripts Holdings, Inc.), Allscripts, Inc., two wholly owned subsidiaries of Allscripts Healthcare and ChannelHealth, pursuant to which a wholly owned subsidiary of Allscripts Healthcare would merge with and into ChannelHealth and each share of common and preferred stock of ChannelHealth would be converted into the right to receive .33730 shares of Allscripts Healthcare common stock.

  The sale of ChannelHealth to Allscripts was completed on January 8, 2001 and as a result, the company received approximately 7,497,838 shares of common stock of Allscripts Healthcare and the Directors and executive officers of the company received the following shares of common stock of Allscripts Healthcare, and/or had the following options to purchase common stock of ChannelHealth converted into options to purchase shares of common stock of Allscripts Healthcare: Mr. Hoehl, 31,834 shares and no options; Mr. Tarrant, 35,416 shares and no options; Dr. Tufo, 5,059 shares and no options; Mr. Sample, 337 shares and 675 options; Dr. Altman, 3,373 shares and 675 options; Mr. Lash, 1,686, shares and 675 options; Mr. Martin, 7,146 shares and
675 options; Dr. Wheeler, 6,746 shares and 5,060 options; Mr. Van Etten, no shares and 675 options; Mr. Crook, no shares and 35,417 options; Mr. Galin, no shares and 30,357 options; Mr. Barduson, no shares and 6,746 options; Mr. Kane, no shares and 26,984 options; Mr. Baker, no shares and 26,984 options; Ms. Blanchard, no shares and 26,984 options; Mr. Gorman, no shares and 10,794 options; and Mr. Marti, no shares and 10,794 options. In addition, Pequot Private Equity Fund II, L.P., a beneficial owner of more than 5% of the outstanding shares of the company's common stock, received 857,498 shares of common stock of Allscripts Healthcare. As a part of the transaction, Mr. Tarrant was elected to the board of directors of Allscripts Healthcare, and so long as the company continues to own at least 25% of the shares of common stock of Allscripts Healthcare in the merger, the company will have the right to elect one member to the board of directors.

 Conflict Policy.

  The company adopted a policy, effective following the consummation of its initial public offering on November 22, 1995, that all material transactions between the company and its officers, Directors and other affiliates must (1) be approved by a majority of the members of the Board and by a majority of the disinterested members of the Board and (2) be on terms no less favorable to the company than could be obtained from unaffiliated third parties. In addition, this policy requires that any loans by the company to its officers, Directors or other affiliates be for bona fide business purposes only.

  The company believes that the transactions discussed under the heading "Certain Relationships and Related Transactions" were on terms no less favorable to the company than could have been obtained with unrelated third parties.

                     PROPOSAL 2--APPROVAL OF AMENDMENT TO
                            1995 STOCK OPTION PLAN

  On March 5, 2001, the Board of Directors adopted resolutions, subject to stockholder approval, to approve an amendment (the "SOP Amendment") to the company's 1995 Stock Option Plan, as amended to date (as so amended, the "1995 Stock Option Plan"), to increase the number of shares of common stock authorized for issuance thereunder from 4,500,000 to 8,500,000. The Board adopted the SOP Amendment because the number of shares currently available under the 1995 Stock Option Plan is insufficient to satisfy the company's anticipated incentive compensation needs for current and future employees. The Board of Directors believes that grants of stock options under the 1995 Stock Option Plan have been and will continue to be an important element in attracting and retaining key employees who are expected to contribute to the company's growth and success. If the SOP Amendment is approved, the company will have additional authorized shares of common stock available for future grants.

  As of March 31, 2001, 719,556 shares were available for issuance under the 1995 Stock Option Plan.

  The Board of Directors believes that the approval of the SOP Amendment is in the best interests of the company and its stockholders and recommends a vote FOR this proposal.

Summary of the 1995 Stock Option Plan

  The following is a brief summary of the 1995 Stock Option Plan. The following summary is qualified in its entirety by reference to the 1995 Stock Option Plan, a copy of which is attached to the electronic copy of this Proxy Statement filed with the SEC and may be accessed from the SEC's home page (www.sec.gov). In addition, a copy of the 1995 Stock Option Plan may be obtained from the Secretary of the Company.

 Description of Options

  The 1995 Stock Option Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Internal Revenue Code (the "Code"), and nonqualified stock options (collectively "Options"). Generally, Options under the 1995 Stock Option Plan are not assignable or transferable except by will or the laws of descent and distribution and, in the case of nonqualified options, pursuant to a qualified domestic relations order (as defined in the Code).

 Incentive Stock Options

  Optionees receive the right to purchase a specified number of shares of common stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. Under present law, incentive stock options may not be granted at an exercise price less than the fair market value of the common stock on the date of grant (or less than 110% of the fair market value in the case of incentive stock options granted to optionees holding more than 10% of the total combined voting power of all classes of stock of the Company). Incentive stock options may not be granted for a term in excess of ten years (five years for incentive stock options granted to optionees holding more than 10% of the voting power of all classes of stock of the company). The 1995 Stock Option Plan permits the administrator to determine the manner of payment of the exercise price of options, including through payment by cash, check or in connection with a "cashless exercise" through a broker, by surrender to the company of shares of common stock, by delivery to the company of a promissory note, or by any other lawful means.

  Nonqualified Stock Options. Nonqualified stock options may be granted at an exercise price which may be less than, equal to or greater than the fair market value of the common stock on the date of grant. Nonqualified stock options may be granted for a term in excess of ten years.

  Eligibility to Receive Options

  Officers, employees, directors, consultants and advisors of the company at the time of grant are eligible to receive awards under the 1995 Stock Option Plan. Under present law, however, only employees of the company or its present and future subsidiaries may receive incentive stock options. The maximum number of shares with respect to which Options may be granted to any participant under the 1995 Stock Option Plan may not exceed 147,000 shares per calendar year.

  As of March 31, 2001, approximately 4,300 employees were eligible to receive Options under the 1995 Stock Option Plan, including the company's nine executive officers and seven non-employee directors. The granting of Options under the 1995 Stock Option Plan is discretionary, and the company cannot now determine the number or type of Options to be granted in the future to any particular person or group. Each of the persons or groups of persons listed below has received options under the company's 1995 Stock Option Plan to purchase the following aggregate number of shares of Common Stock (1) during the period from the initial adoption of the 1995 Stock Option Plan through March 31, 2001, and (2) during 2000:

                            1995 Stock Option Plan

                                                    Number of Shares  Number of
                                                         since         Shares
Name and Position                                   Adoption of Plan during 2000
-----------------                                   ---------------- -----------
Richard E. Tarrant................................        30,000              0
 Chief Executive Officer
James H. Crook, Jr................................       388,437        147,000
 President and Chief Operating Officer
Gene H. Barduson..................................        43,250         15,000
 Vice President, EDiX Business Unit
Robert F. Galin...................................       123,216          8,000
 Senior Vice President, Sales
John A. Kane......................................        75,271         14,000
 Vice President, Finance and Administration, Chief
 Financial Officer and Treasurer
All current executive officers of the company as a
 group............................................       189,021         56,150
All current directors who are not executive
officers of the company as a group*...............        37,263            200
Associates of any director or executive officer of
 the company**....................................             0              0
Other persons who received 5% of such options.....             0              0
All employees of the company who are not executive
 officers as a group..............................     3,696,899      1,233,474

--------
* Includes options to purchase an aggregate of 10,600 shares of common stock thereunder granted since the initial adoption of the 1995 Stock Option Plan through March 31, 2001 and an option to purchase 200 shares of common stock thereunder granted during 2000 to Dr. Wheeler, a current director of the company and a nominee for director.
** Excludes options to purchase an aggregate of 800 shares of common stock thereunder granted since the initial adoption of the 1995 Stock Option Plan through March 31, 2001 and an option to purchase 300 shares of common stock thereunder granted during 2000 to Ms. Aimee Marti, an employee of the company who is also the spouse of Mr. Walt N. Marti, Vice President, Radiology and Imaging Solutions Division of the company.

  On March 30, 2001, the last reported sale price of the company's common stock on the Nasdaq National Market was $18.0625.

  Administration

  The 1995 Stock Option Plan is administered by the Board of Directors. The Board has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 1995 Stock Option Plan and to interpret the provisions of the 1995 Stock Option Plan. Pursuant to the terms of the 1995 Stock Option Plan, the Board of Directors may delegate authority under the 1995 Stock Option Plan to one or more committees of the Board. Subject to any applicable limitations contained in the 1995 Stock Option Plan, the Board of Directors, or any committee to whom the Board delegates authority, as the case may be, selects the recipients of Options and determines the terms of each Option, including (i) the number of shares of common stock covered by Options and the dates upon which such Options become exercisable, (ii) the exercise price of Options, and (iii) the duration of Options.

  The Board of Directors may also, in its sole discretion, accelerate or extend the date or dates on which all or any particular Option or Options granted under the 1995 Stock Option Plan may be exercised.

  The Board of Directors is required to make appropriate adjustments in connection with the 1995 Stock Option Plan and any outstanding Options to reflect stock dividends, stock splits and certain other events. In the event of a consolidation or merger or sale of all or substantially all of the company's assets in which outstanding shares of common stock are exchanged for securities, cash, or other property of any other corporation or business entity or in the event of a liquidation of the company, the Board, or the board of directors of any corporation assuming the company's obligations, may, in its discretion, take any one or more of the following actions, as to outstanding Options: (1) provide that Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or its affiliate), provided that any options substituted for incentive stock options shall meet the requirements of Section 424(a) of the Code, (2) upon written notice to the optionees, provide that all unexercised Options will terminate immediately prior to the consummation of transaction unless exercised by the optionee within a specified period following the date of notice, (3) in the event of a merger under the terms of which holders of common stock will receive upon consummation thereof a cash payment for each share surrendered in the merger, make or provide for a cash payment to the optionees calculated in accordance with the provisions of the 1995 Stock Option Plan, and (4) provide that all or any outstanding Options shall become exercisable in full immediately prior to such event.

  Amendment or Termination

  No Option may be made under the 1995 Stock Option Plan after September 17, 2005, but Options previously granted may extend beyond that date. The Board of Directors may at any time amend, suspend or terminate the 1995 Stock Option Plan or any portion thereof at any time, provided that no amendment shall be made without stockholder approval if such approval is necessary to comply with any applicable tax or regulatory requirement.

Federal Income Tax Consequences

  The following is a summary of the United States federal income tax consequences that generally will arise with respect to Options granted under the 1995 Stock Option Plan and with respect to the sale of common stock acquired under the 1995 Stock Option Plan.

  Incentive Stock Options

  In general, a participant will not recognize taxable income upon the grant or exercise of an incentive stock option. Instead, a participant will recognize taxable income with respect to an incentive stock option only upon the sale of common stock acquired through the exercise of the option ("ISO Stock"). The exercise of an incentive stock option, however, may subject the participant to the alternative minimum tax.

  Generally, the tax consequences of selling ISO Stock will vary with the length of time that the participant has owned the ISO Stock at the time it is sold. If the participant sells ISO Stock after having owned it for more than two years from the date the option was granted (the "Grant Date") and one year from the date the option was exercised (the "Exercise Date"), then the participant will recognize long-term capital gain in an amount equal to the excess of the sale price of the ISO Stock over the exercise price.

  If the participant sells ISO Stock for more than the exercise price prior to having owned it for more than two years from the Grant Date and one year from the Exercise Date (a "Disqualifying Disposition"), then all or a portion of the gain recognized by the participant will be ordinary compensation income and the remaining gain, if any, will be a capital gain. This capital gain will be a long-term capital gain if the participant has held the ISO Stock for more than one year prior to the date of sale.

  If a participant sells ISO Stock for less than the exercise price, then the participant will recognize capital loss in an amount equal to the excess of the exercise price over the sale price of the ISO Stock. This capital loss will be a long-term capital loss if the participant has held the ISO Stock for more than one year prior to the date of sale.

  Nonqualified Stock Options

  As in the case of an incentive stock option, a participant will not recognize taxable income upon the grant of a nonqualified stock option. Unlike the case of an incentive stock option, however, a participant who exercises a nonqualified stock option generally will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock acquired through the exercise of the option ("NSO Stock") on the Exercise Date over the exercise price.

  With respect to any NSO Stock, a participant will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling NSO Stock, a participant generally will recognize capital gain or loss in an amount equal to the difference between the sale price of the NSO Stock and the participant's tax basis in the NSO Stock. This capital gain or loss will be a long-term gain or loss if the participant has held the NSO Stock for more than one year prior to the date of the sale.

  Tax Consequences to the Company

  The grant of an Option under the 1995 Stock Option Plan will have no tax consequences to the company. Moreover, in general, neither the exercise of an incentive stock option nor the sale of any common stock acquired under the 1995 Stock Option Plan will have any tax consequences to the company. The Company generally will be entitled to a business-expense deduction, however, with respect to any ordinary compensation income recognized by a participant under the 1995 Stock Option Plan, including as a result of the exercise of a nonqualified stock option or a Disqualifying Disposition. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

                    PROPOSAL 3 -- APPROVAL OF AMENDMENT TO
                       1995 EMPLOYEE STOCK PURCHASE PLAN

  On March 5, 2001, the Board of Directors adopted resolutions, subject to stockholder approval, to approve an amendment (the "ESPP Amendment") to the company's 1995 Employee Stock Purchase Plan, as amended to date (as so amended, the "1995 ESPP"), to increase the number of shares of common stock authorized for issuance thereunder from 1,400,000 to 2,100,000. The Board adopted the ESPP Amendment because the number of shares currently available under the 1995 ESPP is insufficient to satisfy the company's anticipated incentive compensation needs for current and future employees. The Board of Directors believes that providing employees with an opportunity to acquire a proprietary interest in the company through the purchase of common stock under the 1995 ESPP has been, and will continue to be, an important compensation element in attracting, retaining and motivating employees who are expected to contribute to the future growth and success of the company. If the ESPP Amendment is approved, the company will have additional authorized shares of common stock available for purchase by employees under the 1995 ESPP.

  As of March 31, 2001, 588,166 shares were available for issuance under the 1995 ESPP.

  The Board of Directors believes that the approval of the ESPP Amendment is in the best interests of the company and its stockholders and recommends a vote FOR this proposal.

Summary of the 1995 ESPP

  The following is a brief summary of the 1995 ESPP. The following summary is qualified in its entirety by reference to the 1995 ESPP, a copy of which is attached to the electronic copy of this Proxy Statement filed with the SEC and may be accessed from the SEC's home page (www.sec.gov). In addition, a copy of the 1995 ESPP may be obtained from the Secretary of the Company.

  Administration and Eligibility

  The 1995 ESPP is administered by the Board of Directors. Employees of the company who (i) are regularly employed by the company or a designated subsidiary for more than 20 hours per week and for more than one month in a calendar year, (ii) have been employed by the company for at least one month prior to enrolling in the 1995 ESPP, and (iii) are employed by the company or a designated subsidiary on the first day of the applicable plan period are eligible to participate in the 1995 ESPP. No employee may be granted an option under the 1995 ESPP if, immediately after such grant, the employee would own stock, and/or hold outstanding options to purchase stock, possessing 5% or more of the total voting power or value of all classes of the company.

  As of March 31, 2001, a total of approximately 4,300 employees were eligible to participate in the 1995 ESPP.

  Because participation in the 1995 ESPP is voluntary, the company cannot now determine the number of shares of Common Stock to be purchased by any particular individual or group. Each of the persons or groups of persons listed below has purchased the following aggregate number of shares of common stock under the 1995

ESPP (1) during the period from the initial adoption of the 1995 ESPP through March 31, 2001, and (2) during 2000:
                                   1995 ESPP

                                                Number of
                                               Shares since   Number of Shares
Name and Position                            Adoption of Plan   during 2000
-----------------                            ---------------- ----------------
Richard E. Tarrant..........................           0                0
 Chief Executive Officer
James H. Crook, Jr..........................       4,051                0
 President and Chief Operating Officer
Gene H. Barduson............................           0                0
 Vice President, EDiX Business Unit
Robert F. Galin.............................       1,750                0
 Senior Vice President, Sales
John A. Kane................................         794                0
 Vice President, Finance and Administration,
 Chief Financial Officer and Treasurer
All current executive officers of the
 company as a group.........................       6,612                0
All current directors who are not executive
 officers of the
 company as a group*........................         684                0
Associates of any director or executive
 officer of the company**...................           0                0
Other persons who received 5% of such
 options to purchase........................           0                0
All employees of the company who are not
 executive officers as
 a group....................................     797,943          279,653

--------
*No shares have been purchased under the 1995 ESPP by nominees for directors. ** Excludes an aggregate of 1,774 shares of common stock purchased under the
   1995 ESPP since the initial adoption of the 1995 ESPP through March 31, 2001 by Ms. Aimee Marti, an employee of the company who is also the spouse of Mr. Walt N. Marti, Vice President, Radiology and Imaging Solutions Division of the company. Ms. Marti did not participate in the 1995 ESPP during 2000.

  On March 30, 2001, the last reported sale price of the company's common stock on the Nasdaq National Market was $18.0625.

  Purchase Price and Terms
  The company makes offerings to participants in the 1995 ESPP on the January 1st and July 1st of each year (or the 1st business day thereafter), each of which is the first day of a plan period. The price of shares purchased pursuant to the 1995 ESPP is 85% of the closing price of the company's common stock on (i) the first business day of such plan period or (ii) the last business day of such plan period, whichever is lower. In order to exercise an option to purchase shares of Common Stock under the 1995 ESPP, an employee must complete a payroll deduction authorization form which indicates the amount to be deducted from his or her salary and applied to the purchase of common stock at least ten days prior to the applicable offering commencement date. Under the 1995 ESPP, the payroll deduction may not exceed in any six month plan period 12% of the employee's annualized compensation during the immediately preceding six-month period.

  Amendment or Termination
  The Board of Directors has the authority to amend the 1995 ESPP at any time and from time to time, except that (a) if the approval of any such amendment by the stockholders of the company is required by Section 423 of the Code or by Rule 16b-3 promulgated under the Exchange Act, such amendment shall not be effected without such approval, and (b) in no event may any amendment be made which would cause the 1995 ESPP to fail to comply with
Section 16 of the Exchange Act or Section 423 of the Code.

Federal Income Tax Consequences

  The following is a summary of the United States federal income tax consequences that generally will arise with respect to purchases made under the 1995 ESPP and with respect to the sale of common stock acquired under the 1995 ESPP.

  Tax Consequences to Participants

  In general, a participant will not recognize taxable income upon enrolling in the 1995 ESPP or upon purchasing shares of common stock at the end of an offering. Instead, if a participant sells common stock acquired under the 1995 ESPP at a sale price that exceeds the price at which the participant purchased the common stock, then the participant will recognize taxable income. A portion of that taxable income will be ordinary income and a portion may be capital gain.

  If a participant sells the common stock more than one year after acquiring it and more than two years after the date on which the offering commenced (the "Grant Date"), then the participant will be taxed as follows. If the sale price of the common stock is higher than the price at which the participant purchased the common stock, then the participant will recognize ordinary compensation income in an amount equal to the lesser of:

  (i) fifteen percent of the fair market value of the common stock on the Grant Date; or

  (ii) the excess of the sale price of the common stock over the price at which the participant purchased the common stock.

  Any further income will be long-term capital gain. If the sale price of the common stock is less than the price at which the participant purchased the common stock, then the participant will recognize long-term capital loss in an amount equal to the excess of the price at which the participant purchased the common stock over the sale price of the common stock.

  If a participant sells the common stock within one year after acquiring it or within two years after the Grant Date (a "Disqualifying Disposition"), then the participant will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the common stock on the date that it was purchased over the price at which the participant purchased the common stock. The participant will also recognize capital gain in an amount equal to the excess of the sale price of the common stock over the fair market value of the common stock on the date that it was purchased, or capital loss in an amount equal to the excess of the fair market value of the common stock on the date that it was purchased over the sale price of the common stock. This capital gain or loss will be a long-term capital gain or loss if the participant has held the common stock for more than one year prior to the date of the sale and will be a short-term capital gain or loss if the participant has held the common stock for a shorter period.

  Tax Consequences to the Company

  The offering of common stock under the 1995 ESPP will have no tax consequences to the company. Moreover, in general, neither the purchase nor the sale of common stock acquired under the 1995 ESPP will have any tax consequences to the company except that the company will be entitled to a business-expense deduction with respect to any ordinary compensation income recognized by a participant upon making a Disqualifying Disposition. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

                    PROPOSAL 4 -- APPROVAL OF AMENDMENT TO
                        1995 DIRECTOR STOCK OPTION PLAN

  On March 5, 2001, the Board of Directors adopted resolutions, subject to stockholder approval, to approve an amendment (the "DSOP Amendment") to the company's 1995 Director Stock Option Plan, as amended to date (as so amended, the "1995 DSOP"), to increase the number of shares of common stock authorized for issuance thereunder from 80,000 to 160,000. The Board adopted the DSOP Amendment because the number of shares currently available under the 1995 DSOP is insufficient to satisfy the company's anticipated incentive compensation needs for current and future non-employee directors. The Board of Directors believes that grants of stock options under the 1995 DSOP encourage ownership in the company by non-employee directors whose continued services are considered essential to the company's future progress and provides non-employee directors with further incentive to remain as directors of the company. If the DSOP Amendment is approved, the company will have additional authorized shares of common stock available for future grants to non-employee directors.

  As of March 31, 2001, 21,378 shares were available for issuance under the 1995 DSOP.

  The Board of Directors believes that the approval of the DSOP Amendment is in the best interests of the company and its stockholders and recommends a vote FOR this proposal.

Summary of the 1995 DSOP

  The following is a brief summary of the 1995 DSOP. The following summary is qualified in its entirety by reference to the 1995 DSOP, a copy of which is attached to the electronic copy of this Proxy Statement filed with the SEC and may be accessed from the SEC's home page (www.sec.gov). In addition, a copy of the 1995 DSOP may be obtained from the Secretary of the Company.

  Description of Options

  The 1995 DSOP provides for the grant of nonqualified stock options. Generally, options under the 1995 DSOP are not assignable or transferable except by will or the laws of descent and distribution and pursuant to a qualified domestic relations order (as defined in the Code).

  Optionees receive the right to purchase a specified number of shares of common stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. The 1995 DSOP permits the payment of the exercise price of options by cash, check or by delivery an irrevocable undertaking by a broker to deliver promptly to the company sufficient funds to pay the exercise price, or by delivery of irrevocable instructions to a broker to deliver promptly to the company cash or a check sufficient to pay the exercise price.

  Eligibility to Receive Options.

  Options under the 1995 DSOP may be granted only to nonemployee directors of the company.

  As of March 31, 2001, seven nonemployee directors of the company were eligible to receive options under the 1995 DSOP. An option to purchase 2,000 shares of common stock was automatically granted to each nonemployee director of the company on November 16, 1995, the effective date of the company's initial public offering. As described more fully below under "Administration", the granting of options under the 1995 DSOP is discretionary, and the company cannot now determine the number of options to be granted in the future to any particular person or group.

  During 2000: options to purchase 592 shares of common stock under the 1995 DSOP had been granted to Mr. Martin; options to purchase 1,496 shares of common stock thereunder had been granted to Mr. Van Etten; options to purchase 3,363 shares of common stock thereunder had been granted to each of Dr. Altman and Messrs. Lash, Martin and Sample; options to purchase 4,051 shares of common shares of common stock thereunder had been granted to Dr. Tufo; and options to purchase 2,382 shares of common stock thereunder had been granted to Mr. Hoehl.

  From the initial adoption of the 1995 DSOP through March 31, 2001: options to purchase an aggregate of 13,496 shares of common stock thereunder had been granted to Dr. Altman; options to purchase an aggregate of 2,382 shares of common stock thereunder had been granted to Mr. Hoehl; options to purchase an aggregate of 13,496 shares of common stock thereunder had been granted to Mr. Lash; options to purchase an aggregate of 6,842 shares of common stock thereunder had been granted to Mr. Martin; options to purchase an aggregate of 7,698 shares of common stock thereunder had been granted to Mr. Sample; options to purchase an aggregate of 4,051 shares of common stock thereunder had been granted to Dr. Tufo; and options to purchase an aggregate of 4,859 shares of common stock thereunder had been granted to Mr. Van Etten.

  On March 30, 2001, the last reported sale price of the company's common stock on the Nasdaq National Market was $18.0625.

  Administration

  The 1995 DSOP is administered by the Board of Directors. The Board has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 1995 DSOP and to interpret the provisions of the 1995 DSOP. Pursuant to the terms of the 1995 DSOP, the Board of Directors may delegate authority under the 1995 DSOP to one or more committees of the Board. Subject to any applicable limitations contained in the 1995 DSOP, the Board of Directors, or any committee to whom the Board delegates authority, as the case may be, selects the recipients of options and determines the terms of each option, including (i) the number of shares of common stock covered by options and the dates upon which such options become exercisable, (ii) the exercise price of options, and (iii) the duration of options.

  Each option granted under the 1995 DSOP will become exercisable on or after the first anniversary of the date of grant. Notwithstanding the foregoing, each outstanding option granted under the 1995 DSOP will become immediately exercisable in full in the event that (i) any person becomes the beneficial owner of 50% or more of the combined voting power of the company's then-outstanding securities, (ii) the stockholders of the company approve a merger or consolidation, (iii) the stockholders of the company approve a plan of complete liquidation of the company or an agreement for the sale of all or substantially all of the assets of the company or (iv) individuals who on the date the 1995 DSOP was adopted by the Board of Directors, together with any new directors whose election was approved by a majority of the Board of Directors, cease to constitute at least a majority of the Board of Directors.

  Termination

  Each option granted under the 1995 DSOP will terminate, and may no longer be exercised, on the earlier of (i) the date 10 years after the date of grant or
(ii) the date one year after the optionee ceases to serve as a director (unless the optionee ceases to serve as a result of his or her death or disability, in which case such option may be exercised within one year after such director ceases to serve).

Federal Income Tax Consequences

  The following is a summary of the United States federal income tax consequences that generally will arise with respect to options granted under the 1995 DSOP and with respect to the sale of common stock acquired under the 1995 DSOP.

  Tax Consequences to Participants

  A participant will not recognize taxable income upon the grant of a nonqualified stock option; however, a participant who exercises a nonqualified stock option generally will recognize ordinary compensation income upon the exercise of the option in an amount equal to the excess of the fair market value of the common stock acquired through the exercise of the option ("NSO Stock") on the date of exercise over the exercise price.

  With respect to any NSO Stock, a participant will have a tax basis equal to the exercise price plus any income recognized with respect to the option. Upon selling NSO Stock, a participant generally will recognize capital gain or loss in an amount equal to the difference between the sale price of the NSO Stock and the participant's tax basis in the NSO Stock. This capital gain or loss will be a long-term gain or loss if the participant has held the NSO Stock for more than one year prior to the date of the sale and will be a short term capital gain or loss if the participant has held the NSO Stock for a shorter period.

  Tax Consequences to the Company

  The grant of an option under the 1995 DSOP will have no tax consequences to the company. The company generally will be entitled to a business-expense deduction, however, with respect to any ordinary compensation income recognized by a participant under the 1995 DSOP.

                       SELECTION OF INDEPENDENT AUDITORS

  The Board, on the recommendation of its Audit Committee, has selected the firm of Ernst & Young LLP, independent auditors, as auditors of the company for the fiscal year ending December 31, 2001.

  Representatives of Ernst & Young LLP are expected to be present at the Meeting. They will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

                                 OTHER MATTERS

Matters to be Considered at the Meeting

  The Board does not know of any other matters which may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

Solicitation of Proxies

  All costs of solicitation of proxies will be borne by the company. In addition to solicitations by mail, the company's Directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph and personal interviews. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and the company will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.

Deadline For Submission of Stockholder Proposals for the 2002 Annual Meeting

  Proposals of stockholders intended to be included in the company's proxy statement for the 2002 Annual Meeting of Stockholders must be received by the company at its principal office in South Burlington, Vermont not later than December 24, 2001.

  Stockholders who wish to make a proposal at the 2002 Annual Meeting--other than one that will be included in the company's proxy materials--must notify the company no later than March 9, 2002. If a stockholder who wishes to present a proposal fails to notify the company by this date, the proxies that management solicits for the meeting will have discretionary authority to vote on the stockholder's proposal if it is properly brought before the meeting.

                                          By Order of the Board of Directors,

                                          ROBERT W. BAKER, JR., Secretary

April 19, 2001

  The Board of Directors encourages Stockholders to attend the meeting. Whether or not you plan to attend, you are urged to complete, date, sign and return the enclosed proxy in the accompanying envelope. A prompt response will greatly facilitate arrangements for the annual meeting and your cooperation will be appreciated. Stockholders who attend this annual meeting may vote their shares personally even though they have sent in their proxies.

                                                                     APPENDIX A
                            IDX SYSTEMS CORPORATION
                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                    CHARTER

Organization

  This charter governs the operations of the Audit Committee. The Committee shall review and reassess the charter at least annually and obtain the approval of the Board of Directors. The Committee shall be appointed by the Board of Directors and shall comprise at least three directors. All Committee members shall be financially literate, and at least one member shall have accounting or related financial management expertise.

Statement of Policy

  The Audit Committee shall provide assistance to the Board of Directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the Board. In doing so, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

Responsibilities and Processes

  The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of their activities to the Board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The Committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

  The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

  . The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Company's shareholders. The Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The Committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the Committee shall review and recommend to the Board the selection of the Company's independent auditors, subject to shareholders' approval.

  . The Committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the Committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the Committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

  . The Committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The chair of the Committee may represent the entire Committee for the purposes of this review.

  . The Committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

                                                                      APPENDIX B
                            IDX SYSTEMS CORPORATION

                            1995 STOCK OPTION PLAN

                        Dated as of September 18, 1995

1.  Purpose.
    -------

    The purpose of this plan (the "Plan") is to secure for IDX Systems Corporation (the "Company") and its shareholders the benefits arising from capital stock ownership by employees, officers and directors of, and consultants or advisors to, the Company and its parent and subsidiary corporations who are expected to contribute to the Company's future growth and success. Except where the context otherwise requires, the term "Company" shall include the parent and all present and future subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended or replaced from time to time (the "Code"). Those provisions of the Plan which make express reference to Section 422 shall apply only to Incentive Stock Options (as that term is defined in the Plan).

2.  Type of Options and Administration.
    ----------------------------------

    (a) Types of Options. Options granted pursuant to the Plan may be either incentive stock options ("Incentive Stock Options") meeting the requirements of
Section 422 of the Code or Non-Statutory Options which are not intended to meet the requirements of Section 422 of the Code ("Non-Statutory Options").

    (b) Administration.
        --------------

        (i) The Plan will be administered by the Board of Directors of the Company, whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. The Board of Directors may in its sole discretion grant options to purchase shares of the Company's Common Stock ("Common Stock") and issue shares upon exercise of such options as provided in the Plan. The Board shall have authority, subject to the express provisions of the Plan, to construe the respective option agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option agreements, which need not be identical, and to make all other determinations which are, in the judgment of the Board of Directors, necessary or desirable for the administration of the Plan. The Board of Directors may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director or person acting pursuant to authority delegated by the Board of Directors shall be liable for any action or determination under the Plan made in good faith.

        (ii) The Board of Directors may, to the full extent permitted by or consistent with applicable laws or regulations and Section 3(b) of this Plan delegate any or all of its powers under the Plan to the Compensation Committee of the Board of Directors or any other committee (the "Committee") appointed by the Board of Directors, and if the Committee is so appointed all references to the Board of Directors in the Plan shall mean and relate to such Committee.

    (c) Applicability of Rule 16b-3. Those provisions of the Plan which make
        ---------------------------
express reference to Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), or any successor rule ("Rule 16b-3"), or which are required in order for certain option transactions to qualify for exemption under Rule 16b-3, shall apply only to such persons as are required to file reports under Section 16(a) of the Exchange Act (a "Reporting Person").

3.  Eligibility.
    -----------

    (a) General. Options may be granted to persons who are, at the time of
        -------
grant, employees, officers or directors of, or consultants or advisors to, the Company; provided, that the class of employees to whom Incentive Stock Options
         --------
may be granted shall be limited to all employees of the Company. A person who has been granted an option may, if he or she is otherwise eligible, be granted additional options if the Board of Directors shall so determine. Subject to adjustment as provided in Section 15 below, the maximum number of shares with respect to which options may be granted to any employee under the Plan shall not exceed 147,000 shares of common stock during any calendar year of the term of the Plan. For the purpose of calculating such maximum number, (a) an option shall continue to be treated as outstanding notwithstanding its repricing, cancellation or expiration and (b) the repricing of an outstanding option or the issuance of a new option in substitution for a cancelled option shall be deemed to constitute the grant of a new additional option separate from the original grant of the option that is repriced or cancelled.

    (b) Grant of Options to Directors and Officers. From and after the
        ------------------------------------------
registration of the Common Stock of the Company under the Exchange Act, the selection of a director or an officer (as the terms "director" and "officer" are defined for purposes of Rule 16b-3) as a recipient of an option, the timing of the option grant, the exercise price of the option and the number of shares subject to the option shall be determined either (i) by the Board of Directors, of which all members shall be "disinterested persons" (as hereinafter defined), or (ii) by two or more directors having full authority to act in the matter, each of whom shall be a "disinterested person." For the purposes of the Plan, a director shall be deemed to be a "disinterested person" only if such person qualifies as a "disinterested person" within the meaning of Rule 16b-3, as such term is interpreted from time to time.

4.  Stock Subject to Plan.
    ---------------------

    Subject to adjustment as provided in Section 15 below, the maximum number of shares of Common Stock which may be issued and sold under the Plan is 1,470,000 shares. If an option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such option shall again be available for subsequent option grants under the Plan. If shares issued upon exercise of an option under the Plan are tendered to the Company in payment of the exercise price of an option granted under the Plan, such tendered shares shall again be available for subsequent option grants under the Plan; provided, that in no event shall such shares be made available for issuance to Reporting Persons or pursuant to exercise of Incentive Stock Options.

5.  Forms of Option Agreements.
    --------------------------

    As a condition to the grant of an option under the Plan, each recipient of an option shall execute an option agreement in such form not inconsistent with the Plan as may be approved by the Board of Directors from time to time. Such option agreements may differ among recipients.

6.  Purchase Price.
    --------------

    (a) General. Subject to Section 3(b), the purchase price per share of stock
        -------
deliverable upon the exercise of an option shall be determined by the Board of Directors, provided, however, that in the case of an Incentive Stock Option, the
           -----------------
exercise price shall not be less than 100% of the fair market value of such stock, as determined by the Board of Directors, at the time of grant of such option, or less than 110% of such fair market value in the case of options described in Section 11(b).

    (b) Payment of Purchase Price. Options granted under the Plan may provide
        -------------------------
for the payment of the exercise price by delivery of cash or a check to the order of the Company in an amount equal to the exercise price of such options, or, to the extent provided in the applicable option agreement, (i) by delivery to the Company of shares of Common Stock of the Company already owned by the optionee having a fair market value equal in amount to the exercise price of the options being exercised or (ii) by any other means (including, without limitation, by delivery of a promissory note of the optionee payable on such terms as are specified by the Board of Directors) which the Board of Directors determines are consistent with the purpose of the Plan and with applicable laws and regulations (including, without limitation, the provisions of Regulation T promulgated by the Federal Reserve Board). The fair market value of any shares of the Company's Common Stock or other non-cash consideration which may be delivered upon exercise of an option shall be determined by the Board of Directors.

7.  Option Period.
    -------------

    Each option and all rights thereunder shall expire on such date as shall be set forth in the applicable option agreement, except that, in the case of an Incentive Stock Option, such date shall not be later than ten years after the date on which the option is granted and, in all cases, options shall be subject to earlier termination as provided in the Plan.

8.  Exercise of Options.
    -------------------

    Each option granted under the Plan shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the agreement evidencing such option, subject to the provisions of the Plan.

9.  Nontransferability of Options.
    -----------------------------

    Options shall not be assignable or transferable by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the optionee, shall be exercisable only by the optionee; provided, however, that Non-Statutory Options may be transferred pursuant to a qualified domestic relations order (as defined in Rule 16b-3).

10.  Effect of Termination of Employment or Other Relationship.
     ---------------------------------------------------------

    Except as provided in Section 11(d) with respect to Incentive Stock Options, and subject to the provisions of the Plan, the Board of Directors shall determine the period of time during which an optionee may exercise an option following (i) the termination of the optionee's employment or other relationship with the Company or (ii) the death or disability of the optionee. Such periods shall be set forth in the agreement evidencing such option.

11.  Incentive Stock Options.
     -----------------------

    Options granted under the Plan which are intended to be Incentive Stock Options shall be subject to the following additional terms and conditions:

    (a) Express Designation. All Incentive Stock Options granted under the Plan shall, at the time of grant, be specifically designated as such in the option agreement covering such Incentive Stock Options.

    (b) 10% Shareholder. If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rules of Section 424(d) of the Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

        (i) The purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the fair market value of one share of Common Stock at the time of grant; and

        (ii) the option exercise period shall not exceed five years from the date of grant.

    (c)  Dollar Limitation.  For so long as the Code shall so provide, options
         -----------------
granted to any employee under the Plan (and any other incentive stock option plans of the Company) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate fair market value (determined as of the respective date or dates of grant) of more than $100,000.

    (d) Termination of Employment, Death or Disability. No Incentive Stock
        -------------------------
Option may be exercised unless, at the time of such exercise, the optionee is, and has been continuously since the date of grant of his or her option, employed by the Company, except that:

        (i) an Incentive Stock Option may be exercised within the period of three months after the date the optionee ceases to be an employee of the Company (or within such lesser period as may be specified in the applicable option agreement), provided, that the agreement with respect to such option
                        --------
     may designate a longer exercise period and that the exercise after such three-month period shall be treated as the exercise of a non-statutory option under the Plan;

        (ii) if the optionee dies while in the employ of the Company, or within three months after the optionee ceases to be such an employee, the Incentive Stock Option may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one year after the date of death (or within such lesser period as may be specified in the applicable option agreement); and

        (iii) if the optionee becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provision thereto) while in the employ of the Company, the Incentive Stock Option may be exercised within the period of one year after the date the optionee ceases to be such an employee because of such disability (or within such lesser period as may be specified in the applicable option agreement).

For all purposes of the Plan and any option granted hereunder, "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations). Notwithstanding the foregoing provisions, no Incentive Stock Option may be exercised after its expiration date.

12.  Additional Provisions.
     ---------------------

     (a) Additional Option Provisions. The Board of Directors may, in its sole discretion, include additional provisions in option agreements covering options granted under the Plan, including without limitation restrictions on transfer, repurchase rights, commitments to pay cash bonuses, to make, arrange for or guaranty loans or to transfer other property to optionees upon exercise of options, or such other provisions as shall be determined by the Board of Directors; provided that such additional provisions shall not be inconsistent
           -------------
with any other term or condition of the Plan and such additional provisions shall not cause any Incentive Stock Option granted under the Plan to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

     (b) Acceleration, Extension, Etc. The Board of Directors may, in its sole
         ----------------------------
discretion, (i) accelerate the date or dates on which all or any particular option or options granted under the Plan may be exercised or (ii) extend the dates during which all, or any particular, option or options granted under the Plan may be exercised.

13.  General Restrictions.
     --------------------

     (a) Investment Representations. The Company may require any person to whom
         --------------------------
an option is granted, as a condition of exercising such option, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the option for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws, or with covenants or representations made by the Company in connection with any public offering of its Common Stock.

     (b) Compliance With Securities Laws. Each option shall be subject to the
         -------------------------------
requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

14.  Rights as a Shareholder.
     -----------------------

     The holder of an option shall have no rights as a shareholder with respect to any shares covered by the option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) until the date of issue of a stock certificate to him or her for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

15.  Adjustment Provisions for Recapitalizations and Related Transactions.
     --------------------------------------------------------------------

     (a) General. If, through or as a result of any merger, consolidation, sale
         -------
of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment may be made in (x) the maximum number and kind of shares reserved for issuance under the Plan, (y) the number and kind of shares or other securities subject to any then outstanding options under the Plan, and (z) the price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 15 if such adjustment would cause the Plan to fail to comply with Section 422 of the Code.

     (b) Board Authority to Make Adjustments. Any adjustments under this Section
         -----------------------------------
15 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

16.  Merger, Consolidation, Asset Sale, Liquidation, etc.
     ---------------------------------------------------

     (a) General. In the event of a consolidation or merger or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions, as to outstanding options: (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any such options substituted for Incentive Stock Options
          --------
shall meet the requirements of Section 424(a) of the Code, (ii) upon written notice to the optionees, provide that all unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the optionee within a specified period following the date of such notice, (iii) in the event of a merger under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the merger (the "Merger Price"), make or provide for a cash payment to the optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such outstanding options (to the extent then exercisable at prices not in excess of the Merger Price) and
(B) the aggregate exercise price of all such outstanding options in exchange for the termination of such options, and (iv) provide that all or any outstanding options shall become exercisable in full immediately prior to such event. Notwithstanding anything to the contrary in the foregoing, the merger of the Company into a corporation of another state for the purpose of reincorporating the Company in such other state shall not be deemed to be a Change in Control under the Plan, and the Plan shall continue as a Plan of the corporation in such other state in the event of such merger.

     (b) Substitute Options. The Company may grant options under the Plan in
         ------------------
substitution for options held by employees of another corporation who become employees of the Company, or a subsidiary of the Company, as the result of a merger or consolidation of the employing corporation with the Company or a subsidiary of the Company, or as a result of the acquisition by the Company, or one of its subsidiaries, of property or stock of the employing corporation. The Company may direct that substitute options be granted on such terms and conditions as the Board of Directors considers appropriate in the circumstances.

17.  No Special Employment Rights.
     ----------------------------

     Nothing contained in the Plan or in any option shall confer upon any optionee any right with respect to the continuation of his or her employment by the Company or interfere in any way with the right of the Company at any time to terminate such employment or to increase or decrease the compensation of the optionee.

18.  Other Employee Benefits.
     -----------------------

     Except as to plans which by their terms include such amounts as compensation, the amount of any compensation deemed to be received by an employee as a result of the exercise of an option or the sale of shares received upon such exercise will not constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board of Directors.

19.  Amendment of the Plan.
     ---------------------

     (a) The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, except that if at any time the approval of the shareholders of the Company is required under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, or under Rule 16b-3, the Board of Directors may not effect such modification or amendment without such approval.

     (b) The termination or any modification or amendment of the Plan shall not, without the consent of an optionee, affect his or her rights under an option previously granted to him or her. With the consent of the optionee affected, the Board of Directors may amend outstanding option agreements in a manner not inconsistent with the Plan. The Board of Directors shall have the right to amend or modify (i) the terms and provisions of the Plan and of any outstanding Incentive Stock Options granted under the Plan to the extent necessary to qualify any or all such options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code and (ii) the terms and provisions of the Plan and of any outstanding option to the extent necessary to ensure the qualification of the Plan under Rule 16b-3.

20.  Withholding.
     -----------

     (a) The Company shall have the right to deduct from payments of any kind otherwise due to the optionee, or to require the optionee to remit to the Company, any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options under the Plan. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the optionee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option or (ii) by delivering to the Company shares of Common Stock already owned by the optionee. The shares so delivered or withheld shall have a fair market value equal to such withholding obligation. The fair market value of the shares used to satisfy such withholding obligation shall be determined by the Company as of the date that the amount of tax to be withheld is to be determined. An optionee who has made an election pursuant to this Section 20(a) may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

     (b) Notwithstanding the foregoing, in the case of a Reporting Person, no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3 (unless it is intended that the transaction not qualify for exemption under Rule 16b-3).

21.  Cancellation and New Grant of Options, Etc.
     ------------------------------------------

     The Board of Directors shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, (i) the cancellation of any or all outstanding options under the Plan and the grant in substitution therefor of new options under the Plan covering the same or different numbers of shares of Common Stock and having an option exercise price per share which may be lower or higher than the exercise price per share of the cancelled options or (ii) the amendment of the terms of any and all outstanding options under the Plan to provide an option exercise price per share which is higher or lower than the then-current exercise price per share of such outstanding options.

22.  Effective Date and Duration of the Plan.
     ---------------------------------------

     (a) Effective Date. The Plan shall become effective when adopted by the
         --------------
Board of Directors, but no option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve months after the date of the Board's adoption of the Plan, options previously granted under the Plan shall not vest and shall terminate and no options shall be granted thereafter. Amendments to the Plan not requiring shareholder approval shall become effective when adopted by the Board of Directors; amendments requiring shareholder approval (as provided in Section 19) shall become effective when adopted by the Board of Directors, but no option granted after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such option to a particular person) unless and until such amendment shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve months of the Board's adoption of such amendment, any options granted on or after the date of such amendment shall terminate to the extent that such amendment was required to enable the Company to grant such option to a particular optionee. Subject to this limitation, options may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

     (b) Termination. Unless sooner terminated in accordance with Section 16,
         -----------
the Plan shall terminate upon the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board of Directors. Options outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such options.

23.  Provision for Foreign Participants.
     ----------------------------------

     The Board of Directors may, without amending the Plan, modify awards or options granted to participants who are foreign nationals or employed outside the United States to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

     Adopted by the Board of Directors on September 18, 1995.

     Adopted by the shareholders on September 27, 1995.

                            IDX SYSTEMS CORPORATION

                                AMENDMENT NO. 1
                                      TO
                      1995 STOCK OPTION PLAN, AS AMENDED


The 1995 Stock Option Plan, as amended (the "SOP"), is hereby amended as follows (capitalized terms used herein and not defined herein shall have the respective meaning ascribed to such terms in the Option Plan):

Section 9 of the SOP is hereby amended by adding the following sentence to the end of the aforementioned section:

     "Notwithstanding the foregoing the Directors (including acting through the Compensation Committee) may in their discretion and from time-to-time grant Non-Statutory Options without any restriction on transfer or assignment of such options."

Except as aforesaid, the Plan shall remain in full force and effect.

                            Adopted by the Board of Directors on October 4, 1996, effective as of August 15, 1996

                            IDX SYSTEMS CORPORATION

                                AMENDMENT NO. 2
                                      TO
                      1995 STOCK OPTION PLAN, AS AMENDED

The 1995 Stock Option Plan, as amended (the "SOP"), is hereby amended as follows (capitalized terms used herein and not defined herein shall have the respective meaning ascribed to such terms in the Option Plan):

The first sentence of Section 4 is hereby amended in its entirety and reads in its entirety as follows:

"Subject to adjustment as provided in Section 15 below, the maximum number of shares of Common Stock which may be issued and sold under the Plan is 4,500,000 shares."

Except as aforesaid, the Plan shall remain in full force and effect.

                             Adopted by the Board of Directors on April 29, 1997

                             Approved by stockholders on July 9, 1997

[EDGAR ONLY]                                                          APPENDIX C
                            IDX SYSTEMS CORPORATION

                       1995 EMPLOYEE STOCK PURCHASE PLAN

                      As Amended Through October 16, 1995

  The purpose of this Plan is to provide eligible employees of IDX Systems Corporation (the "Company") and certain of its subsidiaries with opportunities to purchase shares of the Company's common stock, $.01 par value (the "Common Stock"), commencing on the effective date of the Company's initial public offering of shares of Common Stock. Five Hundred Thousand (500,000) shares of Common Stock in the aggregate have been approved for this purpose.

  1.  Administration.  The Plan will be administered by the Company's Board of
      --------------
Directors (the "Board") or by a Committee appointed by the Board (the "Committee"). The Board or the Committee has authority to make rules and regulations for the administration of the Plan and its interpretation and decisions with regard thereto shall be final and conclusive.

  2.  Eligibility.  Participation in the Plan will neither be permitted nor
      -----------
denied contrary to the requirements of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder. All employees of the Company, including Directors who are employees, and all employees of any subsidiary of the Company (as defined in Section 424(f) of the Code) designated by the Board or the Committee from time to time (a "Designated Subsidiary"), are eligible to participate in any one or more of the offerings of Options (as defined in Section 9) to purchase Common Stock under the Plan provided that:

(a) they are regularly employed by the Company or a Designated Subsidiary for more than 20 hours a week and for more than one month in a calendar year; and

(b) they have been employed by the Company or a Designated Subsidiary for at least one month prior to enrolling in the Plan; and

(c) they are employees of the Company or a Designated Subsidiary on the first day of the applicable Plan Period (as defined below).

  No employee may be granted an option hereunder if such employee, immediately after the option is granted, owns 5% or more of the total combined voting power or value of the stock of the Company or any subsidiary. For purposes of the preceding sentence, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of an employee, and all stock which the employee has a contractual right to purchase shall be treated as stock owned by the employee.

     3. Offerings. The Company will make one or more offerings ("Offerings") to
        ---------
employees to purchase stock under this Plan. The initial Offering will begin on the date that the shares of Common Stock are priced in the Company's initial public offering and will terminate on June 30, 1996; thereafter Offerings will occur each January 1 and July 1, or the first business day thereafter, commencing July 1, 1996 (the "Offering Commencement Dates"). After the period of the initial Offering, each Offering Commencement Date will begin six (6) month Offering periods during which payroll deductions will be made and held for the purchase of Common Stock at the end of the Plan Period. The Board or the Committee may, at its discretion, choose a different Offering period of twelve
(12) months or less. As used in this Plan, the term "Plan Period" means the initial Offering period and subsequent Offering periods.

     4. Participation. An employee eligible on the Offering Commencement Date of
        -------------
any Offering may participate in such Offering by completing and forwarding a payroll deduction authorization form to the employee's appropriate payroll office at least ten (10) days prior to the applicable Offering Commencement Date. The form will authorize a regular payroll deduction from the Compensation received by the employee during the Plan Period. Unless an employee files a new form or withdraws from the Plan, his deductions and purchases will continue at the same rate for future Offerings under the Plan as long as the Plan remains in effect. The term "Compensation" means the amount of money reportable on the employee's Federal Income Tax Withholding Statement, excluding overtime, shift premium, incentive or bonus awards, allowances and reimbursements for expenses such as relocation allowances for travel expenses, income or gains on the exercise of Company stock options or stock appreciation rights, and similar items, whether or not shown on the employee's Federal Income Tax Withholding Statement, but including, in the case of salespersons, sales commissions to the extent determined by the Board or the Committee.

     5. Deductions. The Company will maintain payroll deduction accounts for all
        ----------
participating employees. With respect to any Offering made under this Plan, an employee may authorize a payroll deduction in any dollar amount up to a maximum of 10% of the Compensation he or she receives during the Plan Period or such shorter period during which deductions from payroll are made. The minimum payroll deduction is such percentage of compensation as may be established from time to time by the Board or the Committee.

  No employee may be granted an Option (as defined in Section 9) which permits his rights to purchase Common Stock under this Plan and any other stock purchase plan of the Company and its subsidiaries, to accrue at a rate which exceeds $25,000 of the fair market value of such Common Stock (determined at the Offering

Commencement Date of the Plan Period) for each calendar year in which the Option is outstanding at any time.

     6. Deduction Changes. An employee may decrease or discontinue his payroll
        -----------------
deduction once during any Plan Period, by filing a new payroll deduction authorization form. However, an employee may not increase his payroll deduction during a Plan Period. If an employee elects to discontinue his payroll deductions during a Plan Period, but does not elect to withdraw his funds pursuant to Section 8 hereof, funds deducted prior to his election to discontinue will be applied to the purchase of Common Stock on the Exercise Date (as defined below).

     7.  Interest.  Interest will not be paid on any employee accounts,
         --------
except to the extent that the Board or the Committee, in its sole discretion, elects to credit employee accounts with interest at such per annum rate as it may from time to time determine.

     8.  Withdrawal of Funds. An employee may at any time prior to the close of
         -------------------
business on the last business day in a Plan Period and for any reason permanently draw out the balance accumulated in the employee's account and thereby withdraw from participation in an Offering. Partial withdrawals are not permitted. The employee may not begin participation again during the remainder of the Plan Period. The employee may participate in any subsequent Offering in accordance with terms and conditions established by the Board or the Committee, except that employees who are also directors or officers of the Company within the meaning of Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules promulgated there under may not participate again for a period of at least six months as provided in Rule 16b-3(d)(2)(i) or any successor provision.

     9. Purchase of Shares. On the Offering Commencement Date of each Plan
        ------------------
Period, the Company will grant to each eligible employee who is then a participant in the Plan an option ("Option") to purchase on the last business day of such Plan Period (the "Exercise Date"), at the Option Price hereinafter provided for, such number of whole shares of Common Stock of the Company reserved for the purposes of the Plan as does not exceed the number of shares determined by dividing 12% of such employee's annualized Compensation for the immediately prior six-month period by the price determined in accordance with the formula set forth in the following paragraph but using the closing price on the Offering Commencement Date of such Plan Period.

  The purchase price for each share purchased will be 85% of the closing price of the Common Stock on (i) the first business day of such Plan Period or (ii) the Exercise Date, whichever closing price shall be less. Such closing price shall be (a) the closing price on any national securities exchange on which the Common Stock is listed, (b) the closing price of the Common Stock on the Nasdaq National Market or (c) the average of the closing bid and asked prices in the over-the-counter-market, whichever is applicable, as published in The Wall Street Journal. If no sales of Common Stock
                            -----------------------
were made on such a day, the price of the Common Stock for purposes of clauses
(a) and (b) above shall be the reported price for the next preceding day on which sales were made.

     Each employee who continues to be a participant in the Plan on the Exercise Date shall be deemed to have exercised his Option at the Option Price on such date and shall be deemed to have purchased from the Company the number of full shares of Common Stock reserved for the purpose of the Plan that his accumulated payroll deductions on such date will pay for pursuant to the formula set forth above (but not in excess of the maximum number determined in the manner set forth above).

     Any balance remaining in an employee's payroll deduction account at the end of a Plan Period will be automatically refunded to the employee, except that any balance which is less than the purchase price of one share of Common Stock will be carried forward into the employee's payroll deduction account for the following Offering, unless the employee elects not to participate in the following Offering under the Plan, in which case the balance in the employee's account shall be refunded.

     10. Issuance of Certificates. Certificates representing shares of Common
         ------------------------
Stock purchased under the Plan may be issued only in the name of the employee, in the name of the employee and another person of legal age as joint tenants with rights of survivorship, or (in the Company's sole discretion) in the street name of a brokerage firm, bank or other nominee holder designated by the employee.

     11. Rights on Retirement, Death or Termination of Employment. In the event
         --------------------------------------------------------
of a participating employee's termination of employment prior to the last business day of a Plan Period, no payroll deduction shall be taken from any pay due and owing to an employee and the balance in the employee's account shall be paid to the employee or, in the event of the employee's death, (a) to a beneficiary previously designated in a revocable notice signed by the employee (with any spousal consent required under state law) or (b) in the absence of such a designated beneficiary, to the executor or administrator of the employee's estate or (c) if no such executor or administrator has been appointed to the knowledge of the Company, to such other person(s) as the Company may, in its discretion, designate. If, prior to the last business day of the Plan Period, the Designated Subsidiary by which an employee is employed shall cease to be a subsidiary of the Company, or if the employee is transferred to a subsidiary of the Company that is not a Designated Subsidiary, the employee shall be deemed to have terminated employment for the purposes of this Plan.

     12. Optionees Not Stockholders. Neither the granting of an Option to an
         --------------------------
employee nor the deductions from his pay shall constitute such employee a stockholder of the shares of Common Stock covered by an Option under this Plan until such shares have been purchased by and issued to him.

     13. Rights Not Transferable. Rights under this Plan are not transferable by
         -----------------------
a participating employee other than by will or the laws of descent and distribution, and are exercisable during the employee's lifetime only by the employee.

     14. Application of Funds. All funds received or held by the Company under
         --------------------
this Plan may be combined with other corporate funds and may be used for any corporate purpose.

     15. Adjustment in Case of Changes Affecting Common Stock. In the event of a
         ----------------------------------------------------
subdivision of outstanding shares of Common Stock, or the payment of a dividend in Common Stock, the number of shares approved for this Plan, and the share limitation set forth in Section 9, shall be increased proportionately, and such other adjustment shall be made as may be deemed equitable by the Board or the Committee. In the event of any other change affecting the Common Stock, such adjustment shall be made as may be deemed equitable by the Board or the Committee to give proper effect to such event.

     16. Merger. If the Company shall at any time merge or consolidate with
         ------
another corporation and the holders of the capital stock of the Company immediately prior to such merger or consolidation continue to hold at least 80% by voting power of the capital stock of the surviving corporation ("Continuity of Control"), the holder of each Option then outstanding will thereafter be entitled to receive at the next Exercise Date upon the exercise of such Option for each share as to which such Option shall be exercised the securities or property which a holder of one share of the Common Stock was entitled to upon and at the time of such merger, and the Board shall take such steps in connection with such merger as the Board shall deem necessary to assure that the provisions of Paragraph 15 shall thereafter be applicable, as nearly as reasonably may be, in relation to the said securities or property as to which such holder of such Option might thereafter be entitled to receive thereunder.

  In the event of a merger or consolidation of the Company with or into another corporation which does not involve Continuity of Control, or of a sale of all or substantially all of the assets of the Company while unexercised Options remain outstanding under the Plan, (a) subject to the provisions of clauses (b) and
(c), after the effective date of such transaction, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive in lieu of shares of Common Stock, shares of such stock or other securities as the holders of shares of Common Stock received pursuant to the terms of such transaction; or
(b) all outstanding Options may be cancelled by the Board or the Committee as of a date prior to the effective date of any such transaction and all payroll deductions shall be paid out to the participating employees; or (c) all outstanding Options may be cancelled by the Board or the

Committee as of the effective date of any such transaction, provided that notice of such cancellation shall be given to each holder of an Option, and each holder of an Option shall have the right to exercise such Option in full based on payroll deductions then credited to his account as of a date determined by the Board or the Committee, which date shall not be less than ten (10) days preceding the effective date of such transaction. Notwithstanding anything to the contrary in the foregoing, the merger of the Company into a corporation of another state for the purpose of reincorporating the Company in such other state shall not be deemed to be a Change in Control under the Plan, and the Plan shall continue as a Plan of the corporation in such other state in the event of such merger.

     17. Amendment of the Plan. The Board may at any time, and from time to
         ---------------------
time, amend this Plan in any respect, except that (a) if the approval of any such amendment by the shareholders of the Company is required by Section 423 of the Code or by Rule 16b-3 under the Exchange Act, such amendment shall not be effected without such approval, and (b) in no event may any amendment be made which would cause the Plan to fail to comply with Section 16 of the Exchange Act and the rules promulgated thereunder, as in effect from time to time, or Section 423 of the Code.

     18. Insufficient Shares. In the event that the total number of shares of
         -------------------
Common Stock specified in elections to be purchased under any Offering plus the number of shares purchased under previous Offerings under this Plan exceeds the maximum number of shares issuable under this Plan, the Board or the Committee will allot the shares then available on a pro rata basis.

     19. Termination of the Plan. This Plan may be terminated at any time by the
         -----------------------
Board. Upon termination of this Plan all amounts in the accounts of participating employees shall be promptly refunded.

     20. Governmental Regulations. The Company's obligation to sell and deliver
         ------------------------
Common Stock under this Plan is subject to listing on a national stock exchange or quotation on the Nasdaq National Market and the approval of all governmental authorities required in connection with the authorization, issuance or sale of such stock.

The Plan shall be governed by Vermont law except to the extent that such law is preempted by federal law.

  The Plan is intended to comply with the provisions of Rule 16b-3 promulgated under the Securities Exchange Act of 1934. Any provision inconsistent with such Rule shall to that extent be inoperative and shall not affect the validity of the Plan.

     21. Issuance of Shares. Shares may be issued upon exercise of an Option
         ------------------
from authorized but unissued Common Stock, from shares held in the treasury of the Company, or from any other proper source.

     22. Notification upon Sale of Shares. Each employee agrees, by entering the
         --------------------------------
Plan, to promptly give the Company notice of any disposition of shares purchased under the Plan where such disposition occurs within two years after the date of grant of the Option pursuant to which such shares were purchased.

     23. Effective Date and Approval of Shareholders. The Plan shall take effect
         -------------------------------------------
upon approval by the shareholders of the Company as required by Rule 16b-3 under the Exchange Act and by Section 423 of the Code, which approval must occur within twelve months of the adoption of the Plan by the Board.

     Adopted by the Board of Directors
     on September 18, 1995.

     Approved by the stockholders on September 27, 1995.

     Amended by the Board of Directors on October 16, 1995, which amendment did not require the approval of the stockholders.

                            IDX SYSTEMS CORPORATION

                                AMENDMENT NO. 1
                                      TO
                 1995 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED

The 1995 Employee Stock Purchase Plan, as amended (the "Purchase Plan"), is hereby amended as follows (capitalized terms used herein and not defined herein shall have the respective meaning ascribed to such terms in the Purchase Plan):

The last sentence of Section 4 is hereby deleted in its entirety and replaced with the following:

     "The term "Compensation" means the amount of money reportable on the employee's Federal Income Tax Withholding Statement, excluding allowances and reimbursements for expenses such as relocation allowances and travel expenses, income or gains on the exercise of Company stock options or stock appreciation rights, and similar items, whether or not shown on the employee's Federal Income Tax Withholding Statement."

Except as aforesaid, the Purchase Plan shall remain in full force and effect.

                           Adopted by the Board of Directors on October 30, 1995

                            IDX SYSTEMS CORPORATION

                                AMENDMENT NO. 2
                                      TO
                 1995 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED

The 1995 Employee Stock Purchase Plan, as amended (the "Purchase Plan"), is hereby amended as follows (capitalized terms used herein and not defined herein shall have the respective meaning ascribed to such terms in the Purchase Plan):

1. The first sentence of Section 6 is hereby deleted in its entirety and replaced with the following:

     "An employee may decrease or discontinue payroll deductions once during any Plan Period, by written request on forms prescribed by the Company made at any time prior to the close of business on the third Friday of the last month of such Plan Period."

2. The first sentence of Section 8 is hereby deleted in its entirety and replaced with the following:

     "During any Plan Period, an employee may withdraw from participation in any Offering, and thereby become entitled to receive the accumulated balance of contributions to the Plan made during such Plan Period (less any accrued fees and costs), by written request on forms prescribed by the Company made at any time prior to the close of business on the third Friday of the last month of such Plan Period."

Except as aforesaid, the Purchase Plan shall remain in full force and effect.

                           Adopted by the Board of Directors on December 2, 1996

                            IDX SYSTEMS CORPORATION

                                AMENDMENT NO. 3
                                      TO
                 1995 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED

The 1995 Employee Stock Purchase Plan, as amended (the "Purchase Plan"), is hereby amended as follows (capitalized terms used herein and not defined herein shall have the respective meaning ascribed to such terms in the Purchase Plan):

The second sentence of the introduction to the Purchase Plan shall be deleted in its entirety and replaced with the following:

     "One Million Four Hundred Thousand (1,400,000) shares of Common Stock in the aggregate have been approved for this purpose."

Except as aforesaid, the Purchase Plan shall remain in full force and effect.

                             Adopted by the Board of Directors on April 29, 1997

                             Approved by the stockholders on July 9, 1997

                            IDX SYSTEMS CORPORATION

                                AMENDMENT NO. 4
                                       TO
                 1995 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED

The 1995 Employee Stock Purchase Plan, as amended (the "Purchase Plan"), is hereby amended as follows (capitalized terms used herein and not defined herein shall have the respective meaning ascribed to such terms in the Purchase Plan):

Section 8 of the Purchase Plan is hereby amended by inserting the following clause at the end of the first sentence:

     ", with the exception that any participants receiving notice pursuant to the IDX Severance Benefits Plan adopted on June 20, 2000, on or after the third Friday of the last month of a Plan Period, may withdraw from the ten current Plan Period prior to the close of business on the day prior to the last day of the Plan Period."

Except as aforesaid, the Purchase Plan shall remain in full force and effect.

                              Adopted by the Board of Directors on June 21, 2000

                            IDX SYSTEMS CORPORATION

                                AMENDMENT NO. 5
                                      TO
                 1995 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED

The 1995 Employee Stock Purchase Plan, as amended (the "Purchase Plan"), is hereby amended as follows (capitalized terms used herein and not defined herein shall have the respective meaning ascribed to such terms in the Purchase Plan):

Section 6 of the Purchase Plan is hereby amended by inserting the following clause at the end of the first sentence:

     ", with the exception that participants receiving notice pursuant to the IDX Severance Plan who are rehired on or before July 14, 2000 may enroll in the Plan from July 17, 2000 through July 31, 2000 for the current Plan Period of July 1, 2000 through December 31, 2000."

Except as aforesaid, the Purchase Plan shall remain in full force and effect.

Adopted by the Compensation Committee of the Board of Directors on July 17, 2000

                                                                      APPENDIX D
                            IDX SYSTEMS CORPORATION

                        1995 DIRECTOR STOCK OPTION PLAN

     1.  Purpose
         -------

         The purpose of this 1995 Director Stock Option Plan (the "Plan") of IDX Systems Corporation (the "Company") is to encourage ownership in the Company by outside directors of the Company whose continued services are considered essential to the Company's future progress and to provide them with a further incentive to remain as directors of the Company.

     2.  Administration
         --------------

         The Board of Directors shall supervise and administer the Plan. Grants of stock options under the Plan and the amount and nature of the awards to be granted shall be automatic in accordance with Section 5. However, all questions of interpretation of the Plan or of any options issued under it shall be determined by the Board of Directors and such determination shall be final and binding upon all persons having an interest in the Plan.

     3.  Participation in the Plan
         -------------------------

         Directors of the Company who are not employees of the Company or any subsidiary of the Company shall be eligible to participate in the Plan.

     4.  Stock Subject to the Plan
         -------------------------

         (a) The maximum number of shares which may be issued under the Plan shall be 30,000 shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), subject to adjustment as provided in Section 9 of the Plan.

         (b) If any outstanding option under the Plan for any reason expires or is terminated without having been exercised in full, the shares allocable to the unexercised portion of such option shall again become available for grant pursuant to the Plan.

         (c) All options granted under the Plan shall be non-statutory options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended to date and as it may be amended from time to time (the "Code").

     5.  Terms, Conditions and Form of Options
         -------------------------------------

         Each option granted under the Plan shall be evidenced by a written agreement in such form as the Board of Directors shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

         (a)  Option Grant Dates.
              ------------------

         Options will be granted in accordance with the following:

              (i) Current Outside Directors. An option for 2,000 shares of
                  -------------------------
Common Stock shall automatically be granted to each non-employee director of the Company on the effective date of the Company's initial public offering of shares of the Common Stock.

              (ii) Future Outside Directors. An option for 2,000 shares of
                   ------------------------
Common Stock shall automatically be granted to each non-employee director subsequently elected to the Board of Directors upon his/her initial election to the Board.

              (iii) Annual Grants. An option for 2,000 shares of Common Stock
                    -------------
shall automatically be granted to each non-employee director on the date of each Annual Meeting of the Stockholders of the Company, beginning with the Annual Meeting following the fiscal year ended September 30, 1995.

         (b) Option Exercise Price. The option exercise price per share for each
             ---------------------
option granted under the Plan shall equal (i) the last reported sales price per share of the Company's Common Stock on the Nasdaq National Market (or, if the Common Stock is traded on a national securities exchange on the date of grant, the reported closing sales price per share of the Common Stock on such exchange) on the date of grant (or if no such price is reported on such date such price as reported on the nearest preceding day) or (ii) if the Common Stock is not traded on the Nasdaq National Market or a national securities exchange, the fair market value per share on the date of grant as determined by the Board of Directors.

         (c) Options Non-Transferable. Each option granted under the Plan by its
             ------------------------
terms shall not be transferable by the optionee otherwise than by will, or by the laws of descent and distribution, and shall be exercised during the lifetime of the optionee only by him. No option or interest therein may be transferred, assigned, pledged or hypothecated by the optionee during his lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

         (d) Exercise Period. Each option granted pursuant to the Plan shall
             ---------------
become exercisable on or after the first anniversary of the date of grant, or in the case of annual grants, the day prior to the first annual meeting of Stockholders of the Company following the date of grant, if earlier. Notwithstanding the foregoing, each outstanding option granted under the Plan shall immediately become exercisable in full in the event of a Change in Control of the Company (as defined in Section 10) occurs.

         (e) Termination. Each option shall terminate, and may no longer be
             -----------
exercised, on the earlier of (i) the date ten years after the date of grant or
(ii) the date three months after the optionee ceases to serve as a director of the Company; provided that, in the event an optionee ceases to serve as a director due to his or her death or disability (within the meaning of Section 22(e)(3) of the Code or any successor provision), then the exercisable portion of the option may be exercised, within the period of 180 days following the date the optionee ceases to serve as a director (but in no event later than ten years after the date of grant), by the optionee or by the person to whom the option is transferred by will, by the laws of descent and distribution, or by written notice.

         (f) Exercise Procedure. Options may be exercised only by written notice
             ------------------
to the Company at its principal office accompanied by (i) payment in cash of the full consideration for the shares as to which they are exercised or (ii) an irrevocable undertaking, in form and substance satisfactory to the Company, by a broker to deliver promptly to the Company sufficient funds to pay the exercise price or (iii) delivery of irrevocable instructions, in form and substance satisfactory to the Company, to a broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price.

         (g) Exercise by Representative Following Death of Director. An
             ------------------------------------------------------
optionee, by written notice to the Company, may designate one or more persons (and from time to time change such designation), including his or her legal representative, who, by reason of the director's death, shall acquire the right to exercise all or a portion of the option. If the person or persons so designated wish to exercise any portion of the option, they must do so within the term of the option as provided herein. Any exercise by a representative shall be subject to the provisions of the Plan.

         (h) Notwithstanding the provisions of this Section 5, each non-employee director who would otherwise receive an option under the Plan may designate an entity with which he or she is affiliated to instead receive such option.

     6.  Assignments
         -----------

         The rights and benefits of participants under the Plan may not be assigned, whether voluntarily or by operation of law, except as provided in
Section 5(g).

     7.  Effective Date
         --------------

         The Plan shall become effective immediately upon its adoption by the Board of Directors, but all grants of options shall be conditional upon the approval of the Plan by the stockholders of the Company within 12 months after adoption of the Plan by the Board of Directors.

     8.  Limitation of Rights
         --------------------

         (a) No Right to Continue as a Director. Neither the Plan, nor the
             ----------------------------------
granting of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain the optionee as a director for any period of time.

         (b) No Stockholders' Rights for Options. An optionee shall have no
             -----------------------------------
rights as a stockholder with respect to the shares covered by his options until the date of the issuance to him of a stock certificate therefor, and no adjustment will be made for dividends or other rights (except as provided in Section 9) for which the record date is prior to the date such certificate is issued.

     9.  Changes in Common Stock.  If the outstanding shares of Common Stock are
         -----------------------
increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Common Stock, or other securities, an appropriate and proportionate adjustment will be made in (i) the maximum number and kind of shares reserved for issuance under the Plan, (ii) the number and kind of shares or other securities subject to then outstanding options under the Plan and (iii) the price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable. No fractional shares will be issued under the Plan on account of any such adjustments.

     10. Change in Control. For purposes of the Plan, a "Change in Control"
         -----------------
shall be deemed to have occurred only if any of the following events occurs: (i) any "person", as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities; (ii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; (iii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale of disposition by the Company of all or substantially all of the Company's assets; or (iv) individuals who, on the date on which the Plan was adopted by the Board of Directors, constituted the Board of Directors of the Company, together with any new director whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least a majority of the directors then still in office who were directors on the date on which the Plan was adopted by the Board of Directors or whose election or nomination was previously so approved, cease for any reason to constitute at least a majority of the Board of Directors. Notwithstanding anything to the contrary in the foregoing, the merger of the Company into a corporation of another state for the purpose of reincorporating the Company in such other state shall not be deemed to be a Change in Control under the Plan, and the Plan shall continue as a Plan of the corporation in such other state in the event of such merger.

     11.  Amendment of the Plan
          ---------------------

          The Board of Directors may suspend or discontinue the Plan or revise or amend it in any respect whatsoever; provided, however, that without approval of the stockholders of the Company no revision or amendment shall change the number of shares subject to the Plan (except as provided in Section 9), change the designation of the class of directors eligible to receive options, or materially increase the benefits accruing to participants under the Plan. The provisions of Sections 5(a) and 5(b) of the Plan may not be amended more than once in any six-month period.

     12.  Notice
          ------

          Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Treasurer of the Company and shall become effective when it is received.



                                Adopted by the Board of Directors
                                on September 18, 1995.

                                Approved by the stockholders
                                on September 27, 1995.

                            IDX SYSTEMS CORPORATION

                                AMENDMENT NO. 1
                                      TO
                  1995 DIRECTOR STOCK OPTION PLAN, AS AMENDED

The 1995 Director Stock Option Plan (the "Plan") is hereby amended as follows (capitalized terms used herein and not defined herein shall have the respective meaning ascribed to such terms in the Plan):

Section 5(e) of the Plan is hereby amended to read in its entirety as follows:

"(e) Termination.  Each option shall terminate, and may no longer by exercised,
     -----------
     on the earlier of (i) the date ten years after the date of grant or (ii) the date one year after the optionee ceases to serve as a director of the Company (but in no event later than ten years after the date of grant); provided that, in the event an optionee ceases to serve as a director due to his or her death or disability (within the meaning of Section 22(e)(3) of the Code or any successor provision), then the exercisable portion of the option may be exercised, within the period of one year following the date the optionee ceases to serve as a director (but in no event later than ten years after the date of grant), by the optionee or by the person to whom the option is transferred by will, by the laws of descent and distribution, or by written notice."

Except as aforesaid, the Plan shall remain in full force and effect.

                          Adopted by the Board of Directors on February 15, 1997

                          Approved by stockholders on May 19, 1997

                            IDX SYSTEMS CORPORATION

                                AMENDMENT NO. 2
                                      TO
                  1995 DIRECTOR STOCK OPTION PLAN, AS AMENDED

1. Section 5(a) of the Plan is hereby amended and reads in its entirety as follows: (capitalized terms used herein and not defined herein shall have the respective meaning ascribed to such terms in the Plan):

    "(a) Option Grant Dates - Options will be granted in accordance with the
          ------------------
    following:

            (i) Current Outside Directors. Unless otherwise approved in the
                -------------------------
         manner described in paragraph (iv) below, an option for 2,000 shares of Common Stock shall automatically be granted to each non-employee director of the Company on the effective date of the Company's initial public offering of shares of the Common Stock.

            (ii) Future Outside Directors. Unless otherwise approved in the
                 ------------------------
         manner described in paragraph (iv) below, an option for 2,000 shares of Common Stock shall automatically be granted to each non-employee director subsequently elected to the Board of Directors upon his/her initial election to the Board.

            (iii) Annual Grants. Unless otherwise approved in the manner
                  -------------
         described in paragraph (iv) below, an option for 2,000 shares of Common Stock shall automatically be granted to each non-employee director on the date of each Annual Meeting of the Stockholders of the Company, beginning with the Annual Meeting following the fiscal year ended September 30, 1995.

            (iv) Grant of Options to Non-Employee Directors. The selection of
                 ------------------------------------------
         non-employee directors as recipient of an option, the timing of the option grant, the exercise price of the option and the number of shares subject to the option shall be determined either (i) by the full Board of Directors or (ii) by a committee or subcommittee composed solely of two or more "Non-Employee Directors" having full authority to act in the matter. For the purposes of the Plan, a director shall be deemed to be a "Non-Employee Director" only if such person qualifies as a "Non-Employee Director" within the meaning of Rule 16b-3, promulgated under the Securities Exchange Act of 1934, as amended, as such term is interpreted from time to time."

2. Section 11 of the Plan is hereby amended and reads in its entirety as follows: (capitalized terms used herein and not defined herein shall have the respective meaning ascribed to such terms in the Plan):

         "11.  Amendment of the Plan
               ---------------------

         The Board of Directors may suspend or discontinue the Plan or revise or amend it in any respect whatsoever; provided, however, that without approval of the stockholders of the Company no revision or amendment to the Plan shall change the number of shares subject to the Plan (except as provided in Section 9)."

Except as aforesaid, the Plan shall remain in full force and effect.

                             Adopted by the Board of Directors on March 31, 1997

                             Approved by stockholders on May 19, 1997

                            IDX SYSTEMS CORPORATION

                                AMENDMENT NO. 3
                                      TO
                  1995 Director Stock Option Plan, as amended

Section 4(a) of the Plan is hereby amended and reads in its entirety as follows:

"The maximum number of shares which may be issued under the Plan shall be 80,000 shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), subject to adjustment as provided in Section 9 of the Plan."

Except as aforesaid, the Plan shall remain in full force and effect.

                             Adopted by the Board of Directors on April 29, 1997

                             Approved by the stockholders on July 9, 1997

                                                                      APPENDIX E
[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

             --------------------------------------------------
                            IDX SYSTEMS CORPORATION

             --------------------------------------------------
                            PROXY APPOINTMENT FORM


Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                       [_]

CONTROL NUMBER:
RECORD DATE SHARES:

Please be sure to sign and date this Proxy Appointment Form.    Date
-----------------------------------------------------------     ----

Stockholder sign here                     Co-owner sign here
                     --------------------                   --------------------

1.  To elect the following Class III Directors
    (except as marked below):
                                      FOR ALL          WITH-          FOR ALL
                                      NOMINEES         HOLD           EXCEPT

    (01) Robert H. Hoehl                 [_]            [_]              [_]
    (02) Stuart H. Altman, Ph.D.
    (03) Mark F. Wheeler, M.D.

    INSTRUCTION: To withhold authority to vote for any individual nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s) in the list above. Your shares will be voted for the remaining nominee(s).

2.  To approve an amendment to the Company's 1995 Stock Option Plan

                                         FOR           AGAINST         ABSTAIN
                                         [_]             [_]             [_]

3.  To approve an amendment to the Company's 1995 Employee Stock Purchase Plan
                                         [_]             [_]             [_]

4.  To approve an amendment to the Company's 1995 Director Stock Option Plan
                                         [_]             [_]             [_]

     Please sign exactly as name(s) appear(s) hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation or partnership, please give full title as such. If a corporation or partnership, please sign by authorizing person.

DETACH CARD                                                          DETACH CARD
                            IDX SYSTEMS CORPORATION
Dear Stockholder:

Please take note of the important information enclosed with this Proxy Appointment Form. There are issues related to the management and operation of IDX Systems Corporation that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the Proxy Appointment Form to indicate how your shares will be voted, then sign the card, detach it and return it in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders, May 21, 2001.

Thank you in advance for your prompt consideration of these matters.

Sincerely,


IDX Systems Corporation

                           IDX SYSTEMS CORPORATION
                            PROXY APPOINTMENT FORM
                 Annual Meeting of Stockholders - May 21, 2001
               This Proxy is Solicited by the Board of Directors

The undersigned, revoking all prior proxies, hereby appoint(s) Richard E. Tarrant, John A. Kane and Robert W. Baker Jr., and each of them, with full power of substitution, as proxies, to represent and to vote, as designated herein, all shares of Common Stock of IDX Systems Corporation (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at the Clarion Hotel and Conference Center at 1117 Williston Road, South Burlington, Vermont 05403, on May 21, 2001 at 10:00 a.m., local time, and at any adjournment thereof.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

This Proxy Appointment Form, when properly executed, will be voted in the manner directed by the undersigned stockholder(s). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1-4. Attendance of the undersigned at the meeting, or any adjournment thereof, will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing before it is exercised or affirmatively indicates his or her intent to vote in person.

-------------------------------------------------------------------------------

   PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.

-------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

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